THRUCOMM, INC.

                                   $10,000,000

                     10% Senior Subordinated Notes due 2004

                                       and

                   Series B Senior Convertible Preferred Stock





                          SECURITIES PURCHASE AGREEMENT







                         Dated as of December ___, 1997

                                TABLE OF CONTENTS


                                                                    PAGE NO.
1. AUTHORIZATION OF ISSUE OF SECURITIES...................................1
   1A. SENIOR SUBORDINATED NOTES..........................................1
   1B. CONVERTIBLE PREFERRED STOCK........................................1

2. PURCHASE AND SALE OF SECURITIES........................................2
   2A. PURCHASE AND SALE..................................................2
   2B. CLOSING............................................................2

3. CONDITIONS OF CLOSING..................................................2
   3A. OPINION OF COUNSEL TO THE COMPANY..................................2
   3B. REPRESENTATIONS AND WARRANTIES.....................................2
   3C. ARTICLES OF INCORPORATION AND BY-LAWS..............................3
   3D. [INTENTIONALLY OMITTED]............................................3
   3E. SECURITYHOLDERS AGREEMENT..........................................3
   3F. REGISTRATION RIGHTS AGREEMENT......................................3
   3G. COMPLIANCE WITH SECURITIES LAWS....................................3
   3H. PROCEEDINGS........................................................3
   3I. NO ADVERSE U.S. LEGISLATION, ACTION OR DECISION....................3
   3J. APPROVAL AND CONSENTS..............................................4
   3K. MATERIAL CHANGES...................................................4
   3L. BOARD NOMINEE......................................................4
   3M. USE OF PROCEEDS....................................................4
   3N. EQUITY FINANCING...................................................4
   3O. CERTIFICATE OF DESIGNATION.........................................4
   3P. STRUCTURING FEE....................................................5
   3Q. ROLL-UP OF FASTCOM AND DATALINC....................................5
   3R. DUE DILIGENCE REVIEW...............................................5
   3S. BLUE CHIP..........................................................5

4. PAYMENTS AND PREPAYMENTS OF THE SENIOR SUBORDINATED NOTES..............5
   4A. GENERAL............................................................5
   4B. MANDATORY PAYMENTS AND PREPAYMENTS OF THE SENIOR SUBORDINATED
       NOTES..............................................................6
   4C. PREPAYMENTS OF THE SENIOR SUBORDINATED NOTES UPON A CHANGE
       OF CONTROL.........................................................6
   4D. OPTIONAL PREPAYMENTS OF THE SENIOR SUBORDINATED NOTES..............6
   4E. NOTICE OF PREPAYMENTS..............................................6
   4F. MANDATORY PAYMENTS AND PARTIAL PREPAYMENTS PRO  RATA...............7
   4G. PUT OPTION OF HOLDERS OF SENIOR SUBORDINATED NOTES.................7

5. REDEMPTION OF THE CONVERTIBLE PREFERRED STOCK..........................7
   5A. PUT OPTION OF HOLDERS OF SHARES OF CONVERTIBLE PREFERRED STOCK
       UPON A CHANGE OF CONTROL...........................................7
   5B. PUT OPTION OF HOLDERS OF SHARES OF CONVERTIBLE PREFERRED STOCK
       IN THE ABSENCE OF A QUALIFYING PUBLIC OFFERING.....................7
   5C. EXERCISE OF THE PUT OPTION.........................................8
   5D.  FAIR MARKET VALUE.................................................8
   5E. MARKET PRICE.......................................................9

6. AFFIRMATIVE COVENANTS..................................................9
   6A. FINANCIAL STATEMENTS...............................................9
   6B. USE OF PROCEEDS...................................................10
   6C. BOOKS AND RECORDS; INSPECTION OF PROPERTY.........................10

                                       (i)

                                                                    Page No.
   6D. COVENANT TO SECURE SENIOR SUBORDINATED NOTES EQUALLY..............12
   6E. ADDITIONAL COVENANTS PENDING THE CLOSING..........................12
   6F. STOCK TO BE RESERVED..............................................12
   6G. COMPLIANCE WITH LAWS, ETC.........................................12
   6H. ERISA.............................................................12
   6I. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES....................13
   6J. INSURANCE.........................................................14
   6K. FURTHER ASSURANCES................................................14
   6L. FILING OF REPORTS UNDER THE EXCHANGE ACT..........................14
   6M. SECURITIES ACT REGISTRATION STATEMENTS............................14
   6N. NOTICES OF CERTAIN EVENTS.........................................15
   6O. BOARD NOMINEE.....................................................16
   6P. LISTING OF COMMON STOCK...........................................16
   6Q. ENVIRONMENTAL LAWS................................................16
   6R.  GUARANTEE BY SUBSIDIARY..........................................17
   6S.  ISSUANCE OF CONVERTIBLE PREFERRED STOCK WITH INTEREST NOTES21
   6T.  ISSUANCE OF CONVERTIBLE PREFERRED STOCK UPON FAILURE TO
        REDEEM SENIOR SUBORDINATED NOTES AND CERTAIN REFINANCINGS OF
        SENIOR SUBORDINATED NOTES........................................18
   6U.  INABILITY OF COMPANY TO SERVICE PUT..............................19

7. NEGATIVE COVENANTS....................................................19
   7A. FINANCIAL COVENANTS...............................................19
   7B. RESTRICTIONS ON INDEBTEDNESS AND REPAYMENT OF INDEBTEDNESS........19
   7C. RESTRICTIONS ON LIENS.............................................20
   7D. RESTRICTED PAYMENTS...............................................20
   7E. LOANS, ADVANCES AND INVESTMENTS...................................20
   7F. LEASES............................................................21
   7G. TRANSACTIONS WITH AFFILIATES......................................21
   7H. MERGER............................................................21
   7I. DISPOSITION OF SUBSTANTIAL ASSETS.................................22
   7J. SALE OF STOCK AND DEBT OF SUBSIDIARIES............................22
   7K. CERTAIN CONTRACTS.................................................22
   7L. CONDUCT OF BUSINESS...............................................22
   7M. NO AMENDMENTS.....................................................23
   7N. REGISTRATION RIGHTS...............................................23
   7O. OFFERING OF SECURITIES............................................23
   7P. ISSUANCE OF SECURITIES............................................23

8. SUBORDINATION.........................................................23
   8A. SUBORDINATED DEBT SUBORDINATE TO SENIOR DEBT......................23
   8B. SUSPENSION OF RIGHT TO RECEIVE PAYMENTS OF  SUBORDINATED DEBT.....24
   8B(1). FAILURE TO PAY PRINCIPAL OF OR INTEREST ON SENIOR DEBT.........24
   8B(2). ACCELERATION OF PAYMENT OF SENIOR DEBT OR  SUBORDINATED DEBT...25
   8B(3). BANKRUPTCY OR INSOLVENCY.......................................25
   8C. RIGHTS OF HOLDERS OF SENIOR DEBT NOT TO BE IMPAIRED...............26
   8D. COMPANY'S OBLIGATION UNCONDITIONAL................................26
   8E. PAYMENTS HELD IN TRUST............................................26
   8F. SUBROGATION.......................................................27
   8G. RELIANCE BY HOLDERS ON FINAL ORDER OR DECREE......................27
   8H. LEGEND............................................................27
   8I. AMENDMENT.........................................................27

9. EVENTS OF DEFAULT.....................................................27
   9A. GENERAL...........................................................27
   9B. OTHER REMEDIES....................................................30
                                      (ii)

                                                                    Page No.
10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................31
   10A. ORGANIZATION, QUALIFICATION AND AUTHORITY........................31
   10B. FINANCIAL STATEMENTS.............................................31
   10C. CAPITAL STOCK AND RELATED MATTERS................................32
   10D. ACTIONS PENDING..................................................32
   10E. OUTSTANDING DEBT; DEFAULTS.......................................32
   10F. TITLE TO PROPERTIES..............................................33
   10G. TAXES............................................................33
   10H. CONFLICTING AGREEMENTS...........................................33
   10I. OFFERING OF SECURITIES...........................................33
   10J. BROKER'S OR FINDER'S COMMISSIONS.................................34
   10K. REGULATION G, ETC................................................34
   10L. ENVIRONMENTAL MATTERS............................................34
   10M. ERISA............................................................35
   10N. POSSESSION OF FRANCHISES, LICENSES, ETC..........................35
   10O. PATENTS, ETC.....................................................35
   10P. HOLDING COMPANY AND INVESTMENT COMPANY STATUS....................35
   10Q. GOVERNMENTAL CONSENTS............................................36
   10R. INSURANCE COVERAGE...............................................36
   10S. SUBSIDIARIES.....................................................36
   10T. DISCLOSURE.......................................................36
   10U. RELATED PARTY TRANSACTIONS.......................................36
   10V. REGISTRATION RIGHTS..............................................36
   10W. ABSENCE OF FOREIGN OR ENEMY STATUS...............................37
   10X. AGREEMENTS WITH AFFILIATES.......................................37
   10Y. CONVERTIBLE PREFERRED STOCK AND EQUITY OF THE COMPANY............37

11. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS......................37

12. DEFINITIONS..........................................................37

13. MISCELLANEOUS........................................................46
   13A. HOME OFFICE PAYMENT..............................................47
   13B. INDEMNIFICATION..................................................47
   13C. CONSENT TO AMENDMENTS............................................48
   13D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF SENIOR
        SUBORDINATED NOTES; LOST SENIOR SUBORDINATED NOTES...............48
   13E. PROVISIONS APPLICABLE IF ANY OF THE SECURITIES ARE SOLD..........50
   13F. RESTRICTIVE LEGENDS..............................................50
   13G. PERSONS DEEMED OWNERS............................................50
   13H. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.......................50
   13I. SUCCESSORS AND ASSIGNS...........................................50
   13J. NOTICES..........................................................50
   13K. DESCRIPTIVE HEADINGS.............................................50
   13L. GOVERNING LAW; CONSENT TO JURISDICTION...........................50
   13M. DELAY FEES.......................................................51
   13N. REMEDIES.........................................................51
   13O. ENTIRE AGREEMENT.................................................51
   13P. SEVERABILITY.....................................................52
   13Q. AMENDMENTS.......................................................52
   13R. PAYMENT DATE.....................................................52
   13S. WAIVER OF TRIAL BY JURY..........................................52
   13T. COUNTERPARTS.....................................................52



                                      (iii)

EXHIBITS

Exhibit A Form of Senior Subordinated Note and Interest Note
Exhibit B             Form of Certificate of Designation
Exhibit C             Form of Opinion of Counsel to the Company
Exhibit D             Form of Registration Rights Agreement
Exhibit E             Form of Securityholders Agreement
Exhibit F             Form of Subsidiary Guarantee















































                                      (iv)

                                 THRUCOMM, INC.

                          SECURITIES PURCHASE AGREEMENT



                                   Dated as of
                               December ___, 1997


To the Investors named on the signature pages hereto:

     The undersigned, THRUCOMM, INC. (the "COMPANY"), a Florida corporation and each of the investors named on the signature pages hereto (the "INVESTORS"), hereby agree as follows:

1.   AUTHORIZATION OF ISSUE OF SECURITIES.

     1A. SENIOR SUBORDINATED NOTES. The Company will authorize the issuance, sale and delivery to the Investors of its senior subordinated notes ("SENIOR SUBORDINATED NOTES" and individually called a "SENIOR SUBORDINATED NOTE ) in the aggregate principal amount of $10,000,000, to be dated the date of issue thereof, to mature (subject to Section 4 hereof) on the seventh anniversary of such date of issue and to bear interest on the unpaid balances thereof from the date thereof at the rate of 10% per annum until the principal thereof shall, subject to the terms of the Senior Subordinated Notes, be paid. Such Senior Subordinated Notes shall be substantially in the form of Exhibit A attached hereto. Interest will be payable quarterly in arrears in cash on the last day of [March, June, September and December], in each year, commencing on [December 31, 1997]; PROVIDED, HOWEVER, that the Company may, until the earlier to occur of (i) a Public Offering or (ii) the second anniversary of the Closing Date (the "PIK DATE"), issue interest notes ("INTEREST NOTES" and individually called an "INTEREST NOTE"), together with additional shares of Convertible Preferred Stock (as defined below) to the extent provided in paragraph 6S hereof, in lieu of a cash payment of any or all interest due during such period. Such Interest Notes shall be substantially in the form of Exhibit A attached hereto. For purposes of this Agreement, all references to the Senior Subordinated Notes shall be deemed to include any and all Interest Notes. [The Senior Subordinated Notes shall bear a legend on their face, indicating that the Senior Subordinated Notes have been issued with original issue discount and the name and address of the Company's representative who, upon the request of a holder, can supply information about such original issue discount.]

     1B.  CONVERTIBLE  PREFERRED  STOCK.  The  Company  will also  authorize the issuance, sale and delivery to the Investors of 1,600,000 shares of its Series B Senior Convertible Preferred Stock, par value $.001 per share
     (herein called the "CONVERTIBLE PREFERRED STOCK", and the Senior Subordinated Notes and the Convertible Preferred Stock shall be referred to herein collectively as the "SECURITIES"). The powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Convertible Preferred Stock are set forth in the Certificate of Designation of the Convertible Preferred Stock in the form of Exhibit B attached hereto (the "CERTIFICATE OF DESIGNATION").

2. PURCHASE AND SALE OF SECURITIES.

     2A. PURCHASE AND SALE. The Company hereby agrees to sell to the Investors and, subject to the terms and conditions herein set forth, the Investors severally agree to purchase from the Company, the Securities set forth opposite the name of each of the Investors on the signature pages hereof. The aggregate purchase price for the Securities is $10,000,000.

     2B. CLOSING. The purchase and delivery of the Securities to be purchased by the Investors shall take place at a closing (the "CLOSING") at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, at 10:00 a.m., local time, on December [___], 1997 (or at such other time and place or on such other Business Day thereafter as the parties hereto shall agree) (herein called the "CLOSING DATE"). On the Closing Date, the Company will deliver the Securities to be purchased by the Investors payable to or registered in the names of the Investors and/or the Investors' nominees or other designees specified on the signatures pages hereof in the amounts set forth opposite the name of the Investors on the signature pages hereof, against receipt of the purchase price therefor by wire transfer to [BANK ACCOUNT INFORMATION]. If at the Closing, the Company shall, in breach of this Agreement, fail to tender to the Investors any of the Securities to be purchased by them or if any of the conditions specified in Section 3 hereof shall not have been satisfied or waived by the Investors, the Investors shall, at their election, be relieved of all further obligations under this Agreement without thereby waiving any other rights they may have by reason of such failure or such non-fulfillment. Notwithstanding anything to the contrary, the obligation of the Company to deliver any Securities to any Investor at the Closing shall be conditioned on its concurrent receipt of the purchase price of all of the Securities from the Investors.

3. CONDITIONS OF CLOSING. The Investors' obligation to purchase and pay for the Securities to be purchase by them hereunder is subject to the satisfaction, on or before the Closing Date, of the following conditions:

     3A. OPINION OF COUNSEL TO THE COMPANY. The Investors shall have received from Schifino & Fleischer, P.A., counsel to the Company, a legal opinion addressed to the Investors and dated the Closing Date, substantially in the form of Exhibit C attached hereto.

     3B.  REPRESENTATIONS  AND  WARRANTIES.  Each  of  the  representations  and warranties contained in Section 10 hereof and those otherwise made in writing by the Company or on behalf of the Company by its officers or directors and contained in any document, certificate or other written statement provided to the Investors by the Company or on behalf of the Company by its officers or directors, in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; provided, that each of such representations and warranties containing any qualification as to materiality therein shall be true and correct when made and on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; all of the covenants and obligations of the Company hereunder to be performed or observed on or prior to the Closing shall have been duly performed or observed; there shall exist on the Closing Date and after giving effect to such transactions no Default or Event of Default; and the Company shall have delivered to the Investors an Officer's Certificate, dated the Closing Date, to the foregoing effects.

     3C. ARTICLES OF INCORPORATION AND BY-LAWS. The Investors shall have received certificates, dated the Closing Date, of the Secretary of the Company attaching (i) true and complete copies of the Articles of Incorporation of the Company as filed with the appropriate state officials of its jurisdiction of incorporation with all amendments thereto, (ii) true and complete copies of the By-laws of the Company in effect as of such date, (iii) certificates of good standing of the appropriate officials of the jurisdiction of incorporation of the Company and of each state in which the Company is required to be qualified to do business as a foreign corporation, except where the failure to so qualify would not have a Material Adverse Effect, (iv) resolutions of the Board of Directors of the Company authorizing (a) the execution, delivery and performance of the Related Documents, (b) the issuance and delivery of the Securities and (c) the reservation for issuance of a sufficient number of shares of Common Stock into which the Convertible Preferred Stock may be converted to permit such conversion, and (d) certificates as to the incumbency of the officers of the Company executing this Agreement or any other Related Document.

     3D. [INTENTIONALLY OMITTED].

     3E. SECURITYHOLDERS AGREEMENT. The Investors shall have received a fully executed counterpart of the Securityholders Agreement and such Securityholders Agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

     3F. REGISTRATION RIGHTS AGREEMENT. The Investors shall have received a fully executed counterpart of the Registration Rights Agreement and such Registration Rights Agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

     3G. COMPLIANCE WITH SECURITIES LAWS. The offering and sale of the Securities under this Agreement shall have complied with all applicable requirements of federal and state securities laws, and the Investors shall
     have  received   evidence  of  such   compliance  in  form  and  substance
     satisfactory to them.

     3H. PROCEEDINGS. All required corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and all documents in ident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel, and the Investors and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     3I. NO ADVERSE U.S. LEGISLATION, ACTION OR DECISION. To the best of the Company's knowledge, after reasonable inquiry, no legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency of the United States, nor shall any legislation have been introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which would materially and adversely affect the Business. There shall be no action, suit, investigation or proceeding, pending or threatened, against or affecting the Company or any of its properties or rights, or any of its Affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by any of the Related
     Documents or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

     3J. APPROVAL AND CONSENTS. The Company shall have duly received all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of all federal, state and local governmental authorities necessary or advisable for the issuance of the Securities and the consummation of the transactions contemplated hereby and by the Related Documents, and all thereof shall be in full force and effect at the time of the Closing, except where the failure to have received any such items would not have a Material Adverse Effect. The Company shall have delivered to the Investors an Officer's Certificate, dated the Closing Date, to such effect.

     3K. MATERIAL CHANGES. Since December 31, 1996, there shall not have been any changes in the Business which have or could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, nor shall there have been any development or discovery of an event or condition or any material contingency or other liability which could reasonably be expected to have such effect on the Business. Except as set forth on
     Schedule 10E hereto, there shall exist no defaults under the provisions of any instrument evidencing Indebtedness of the Company and the Company shall have delivered to the Investors an Officer's Certificate, dated the Closing Date, to such effect.

     3L. BOARD NOMINEE. The Board of Directors of the Company shall be initially constituted as contemplated by Section 3.1 of the Securityholders Agreement and the nominee designated by the Investors shall have been appointed to the Board of Directors effective upon the Closing.

     3M. USE OF PROCEEDS. The Investors shall have received evidence in form and substance reasonably satisfactory to them with respect to the use of proceeds by the Company in accordance with paragraph 6B.

     3N. EQUITY FINANCING. The Company shall have received at least $5,000,000 of additional financing as follows: (i) $___________ shall have been deposited with United Bank of Pinellas pursuant to the terms of one or more Subscription Agreements for the issuance of shares of the Company's Series A Senior Convertible Preferred Stock and (ii) ____________ shares of the common stock, par value $.01 per share, of the O'Gara Company, a Ohio corporation, shall have been deposited pursuant to that certain Escrow Agreement, dated as of December ___, 1997, by and among the Company, Mr. Jeffrey Brausch and ____________.

     3O. CERTIFICATE OF DESIGNATION. The Certificate of Designation shall have been filed with the Secretary of State of the State of Florida and the Investors shall have received a certificate, dated the Closing Date, of the

     Secretary of the Company attaching a true and complete copy of the Certificate of Designation as filed with the Secretary of State of the State of Florida.

     3P. STRUCTURING FEE. The Company shall have paid to Pecks Management Partners Ltd. a structuring and due diligence fee of $50,000.

     3Q. ROLL-UP OF FASTCOM AND DATALINC. The Company, Fastcom and Datalinc shall have consummated the transactions contemplated by the Reorganization Agreement without waiver by any of the parties thereto of any material term or condition of such agreement.

     3R. DUE DILIGENCE REVIEW. The Investors shall have completed a satisfactory due diligence review, determined in the sole and absolute discretion of the Investors, of the Company's business, including, but not limited to, the Company's business plan, technology and management.

     3S. BLUE CHIP. The Company, Blue Chip/Datalinc Corporation, a Delaware corporation, Integrated Communications Networks, Inc., a Florida corporation, Datalinc, Mark J. Gianinni and John F. Kolenda shall have consummated the transactions contemplated by the Blue Chip Agreement without waiver by any of the parties thereto of any material term or condition of such agreement.

4. PAYMENTS AND PREPAYMENTS OF THE SENIOR SUBORDINATED NOTES.

     4A. GENERAL. The Senior Subordinated Notes shall be subject to mandatory payments as specified in paragraph 4B and to the optional prepayments under the circumstances set forth in paragraph 4C. No partial prepayment of the Senior Subordinated Notes pursuant to paragraph 4D shall relieve the Company of its obligations to make any of the required prepayments pursuant to paragraph 4B.

     4B. MANDATORY  PAYMENTS AND PREPAYMENTS OF THE SENIOR  SUBORDINATED  NOTES.
     (a) On the fifth anniversary of the Closing Date, one-third (1/3) of the principal amount of the Senior Subordinated Notes then outstanding, together with all accrued and unpaid interest thereon to and including such date, shall become immediately due and payable and shall be paid by the Company to the holders of the Senior Subordinated Notes. On the sixth anniversary of the Closing Date, one-half (1/2) of the principal amount of the Senior Subordinated Notes then outstanding, together with all accrued and unpaid interest thereon to and including such date, shall become immediately due and payable by the Company and shall be paid by the Company to the holders of the Senior Subordinated Notes. On the seventh anniversary of the Closing Date, the principal amount of all Senior Subordinated Notes then outstanding, together with all accrued and unpaid interest thereon to and including such date, shall become immediately due and payable and shall be paid by the Company to the holders of the Senior Subordinated Notes.

     Two (2) days after the Company's consummation of any Public Offering, the Company shall prepay the Senior Subordinated Notes in an outstanding principal amount (together with all accrued and unpaid interest thereon to and including such date) equal to the lesser of (i) one third (1/3) of the amount of proceeds received by the Company in such offering net of underwriting discount and registration expenses as disclosed in the effective registration statement for such Public Offering or (ii) the principal amount of all Senior Subordinated Notes then outstanding, together with all accrued and unpaid interest thereon to and including such date. No later than 30 days prior to any Public Offering, the Company shall provide written notice to the holders of Senior Subordinated Notes setting forth estimates of the proceeds to the Company from such Public Offering.

     4C. PREPAYMENTS OF THE SENIOR SUBORDINATED NOTES UPON A CHANGE OF CONTROL. Upon a Change of Control the principal amount of the Senior Subordinated Notes outstanding, together with all accrued and unpaid interest thereon to the Repayment Date (as defined below) shall become due and payable on the Repayment Date and shall be paid by the Company to the holders of the Senior Subordinated Notes. Upon the occurrence of a Change of Control, or the Company acquiring knowledge of a pending Change of Control, the notice furnished to each holder of Senior Subordinated Notes under paragraph 6N shall (i) refer specifically to paragraph 4C, (ii) state that the Company will prepay the principal amount of all of the Senior Subordinated Notes outstanding held by each holder of Senior Subordinated Notes, together with all accrued and unpaid interest to the date of prepayment and (iii) indicate that the Company will prepay the Senior Subordinated Notes as provided in clause (ii) above simultaneously with such Change of Control (the "REPAYMENT DATE"). If a proposed Change of Control shall not occur,
     (i) the Company shall have no obligation under this paragraph 4C to prepay any Senior Subordinated Notes notwithstanding the fact that the notice required pursuant to paragraph 6N had previously been delivered in connection with such proposed Change of Control, (ii) the obligations of the Company under this paragraph 4C shall not be affected with respect to any subsequent Change of Control, and (iii) if any holder of Convertible Preferred Stock shall have converted all or any shares of Convertible Preferred Stock after receiving the notice referred to in this paragraph 4C, the Company shall be required, at the election of such holder within ten Business Days after notice that such proposed Change of Control did not occur, to issue new shares of Convertible Preferred Stock in exchange for the Common Stock issued upon conversion of such shares of Convertible Preferred Stock.

     4D. OPTIONAL PREPAYMENTS OF THE SENIOR SUBORDINATED NOTES. The Senior Subordinated Notes shall be subject to prepayment, in whole or in part, without premium or penalty, at the option of the Company at any time and from time to time at a price equal to (x) the outstanding principal amount of the Senior Subordinated Notes to be prepaid PLUS (y) all accrued and unpaid interest thereon up to and including the date of prepayment.

     4E. NOTICE OF PREPAYMENTS. In the event of prepayment pursuant to paragraph 4D, written notice of such prepayment shall be given by the Company by overnight courier, first-class mail or certified mail, return receipt requested, postage prepaid to the holders of the Senior Subordinated Notes at their respective addresses as the same appear on the records of the Company, 30 days prior to the prepayment date, specifying the prepayment date, the principal mount of the Senior Subordinated Notes to be prepaid on such date and that such prepayment is to be made pursuant to paragraph 4D. Notice of prepayment having been given as aforesaid, the principal amount of the Senior Subordinated Notes specified in such notice, together with interest thereon to the prepayment date, shall become due and payable on such prepayment date.

     4F. MANDATORY PAYMENTS AND PARTIAL PREPAYMENTS PRO RATA. If there is more than one holder of the Senior Subordinated Notes, the aggregate principal amount of each partial prepayment of the Senior Subordinated Notes shall be allocated among the holders of the Senior Subordinated Notes at the time outstanding in proportion to the unpaid principal amounts of the Senior Subordinated Notes respectively held by each such holder. For purposes of allocation pursuant to this paragraph 4F only, each Senior Subordinated Note (to the extent possible) shall be rounded to the nearest $1,000.

     4G. PUT OPTION OF HOLDERS OF SENIOR SUBORDINATED NOTES. If, on the third anniversary of the Closing Date, the Company has not completed a Qualifying Public Offering, any holder of Senior Subordinated Notes shall have the right (the "NOTE PUT RIGHT") upon delivery of a Put Notice (as hereinafter defined in paragraph 5C), to require the Company to purchase at the Put Option Closing (as hereinafter defined in paragraph 5C), and the Company agrees to so purchase, all or any of the Senior Subordinated Notes held by such holder; provided, that there shall not be more than one (1) Put Option Closing pursuant to the exercise of a Note Put Right hereunder in any 120 day period. The redemption price for the Senior Subordinated Notes shall be paid at the Put Option Closing (as hereinafter defined in paragraph 5C) by certified check or by wire transfer of immediately available funds denominated in U.S. dollars to one or more accounts designated by the holders of the Senior Subordinated Notes to the Company prior to the Put Option Closing in an amount equal to the principal amount of the Senior Subordinated Notes to be redeemed, together with all accrued and unpaid interest thereon to and including the date of such Put Notice.

5. REDEMPTION OF THE CONVERTIBLE PREFERRED STOCK.

     5A. PUT OPTION OF HOLDERS OF SHARES OF CONVERTIBLE PREFERRED STOCK UPON A CHANGE OF CONTROL. If, at any time after the Closing Date, there is a Change of Control, any holder of shares of Convertible Preferred Stock shall have the right (the "CHANGE OF CONTROL PUT RIGHT") upon delivery of a Put Notice (as hereinafter defined in paragraph 5C), to require the Company to redeem at the Put Option Closing (as hereinafter defined in paragraph
     5C), and the Company agrees to so purchase out of funds legally available therefor, all or any of the shares of Convertible Preferred Stock held by such holder. The redemption price for the shares of Convertible Preferred Stock upon an Investor's exercise of a Change of Control Put Right shall be paid to such Investor at the Put Option Closing by certified check or by wire transfer of immediately available funds denominated in U.S. dollars to one or more accounts designated by such Investor to the Company prior to the Put Option Closing in an amount equal to the greater of the Investor's Pro Rata Share of (i) the Fair Market Value of the Convertible Preferred Stock relating to the Common Stock into which the shares of Convertible Preferred Stock subject to the Change of Control Put Right are convertible, determined at the time of the Put Notice, or (ii) $3,000,000.

     5B. PUT OPTION OF HOLDERS OF SHARES OF CONVERTIBLE PREFERRED STOCK IN THE ABSENCE OF A QUALIFYING PUBLIC OFFERING. If, on the third anniversary of the Closing Date, the Company has not completed a Qualifying Public Offering, any holder of shares of Convertible Preferred Stock shall have the right (the "PUBLIC OFFERING PUT RIGHT") upon delivery of a Put Notice (as hereinafter defined in paragraph 5C), to require the Company to redeem at the Put Option Closing (as hereinafter defined in paragraph 5C), and the

     Company agrees to so purchase out of funds legally available therefor, all or any of the shares of Convertible Preferred Stock held by such holder. The redemption price for the shares of Convertible Preferred Stock upon an Investor's exercise of a Public Offering Put Right shall be paid to such Investor at the Put Option Closing by certified check or by wire transfer of immediately available funds denominated in U.S. dollars to one or more accounts designated by such Investor to the Company prior to the Put Option Closing in an amount equal to the greater of the Investor's Pro Rata Share of (i) the Fair Market Value of the Convertible Preferred Stock relating to the Common Stock into which the shares of Convertible Preferred Stock subject to the Public Offering Put Right are convertible, determined at the time of the Put Notice, or (ii) $3,000,000.

     5C. EXERCISE OF THE PUT OPTION. To exercise a Change of Control Put Right, a Public Offering Put Right or a Note Put Right, any holder of shares of Convertible Preferred Stock shall deliver to the Company a written notice (the "PUT NOTICE") which shall (i) refer specifically to this paragraph 5C,
     (ii) state the number of shares of Convertible Preferred Stock (or, in the case of an exercise of a Note Put Right, the principal amount of Senior Subordinated Notes) held by such holder that the Company is required to redeem, (iii) indicate that a closing (the "PUT OPTION CLOSING") for such redemption shall take place on a date specified in the notice, which date shall be a date occurring not earlier than 45 days nor more than 60 days after the date on which the notice is delivered; PROVIDED, HOWEVER, that, in the case of the exercise of a Change of Control Put Right or a Public Offering Put Right, if the Fair Market Value shall not have been determined as of 60 days after the date on which the Put Notice is delivered, the Put Option Closing shall occur on an agreed-upon date not later than 15 days after the determination of Fair Market Value, (iv) indicate where the Put Option Closing shall take place and (v) be delivered by certified mail return receipt requested. At the Put Option Closing, the Company shall pay the price for the securities being purchased against delivery of the securities being redeemed.

     5D. FAIR MARKET VALUE. The term "FAIR MARKET VALUE" means either (i) the Market Price, if any (as calculated in accordance with paragraph 5E below), of the Common Stock or (ii) if no Market Price exists, the value (which shall not take into effect any minority discounts) of the Common Stock as determined by the price per share of such Common Stock which the Company could obtain from a willing buyer (not a current employee, officer, consultant or director or any Affiliate of any such Person) for such shares sold by the Company, as determined in good faith by the Board of Directors of the Company; PROVIDED, HOWEVER, that if (x) the Investors' nominee on the Board of Directors of the Company have not affirmatively voted in favor of such determination made by the Board of Directors of the Company or (y) there is no such nominee, the Investors may refer the question of valuation (which shall not take into effect any minority discounts) for final settlement to a nationally recognized investment banking firm designated by the Investors and reasonably acceptable to the Company; and provided, FURTHER, that if the parties cannot agree on such a firm, each party shall choose a nationally recognized investment banking firm, which shall choose a third firm which shall be nationally recognized and that third firm shall determine the Fair Market Value, which determination shall be final and binding. The cost relating to retaining any investment banking firm(s) pursuant to this paragraph 5D shall be borne by the Company. The parties agree to cooperate in the exercise of their obligations under this paragraph 5D so that the Fair Market Value is determined in a timely manner.

     5E. MARKET PRICE. As used in this Section 5, the term "MARKET PRICE" of any security shall mean the value determined in accordance with the following provisions:

          if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the volume weighted average of the closing sales prices for such security on such exchange for each day during the 20 trading days preceding the day of the Put Notice; and

          if not so listed under clause (i) above and such security is quoted on the NASDAQ or other national quotation system, a price equal to the average of the volume weighted average of the closing bid and asked prices for such security quoted on such system each day during the 20 trading days preceding the day of the Put Notice.

6. AFFIRMATIVE COVENANTS. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists. The provisions of this Section 6 are for the benefit of the Investors so long as they hold any of the Securities and, to the extent set forth herein, for the benefit of each other holder of the Securities; PROVIDED, HOWEVER, that upon the repayment in full of any and all amounts (including, without limitation, principal and interest) due under the Senior Subordinated Notes outstanding, the Company and its Subsidiaries shall no longer be bound by the covenants set forth in paragraphs 6A (other than 6A(iii), (v) and (vi)), 6B, 6D, 6E, 6H, 6N, and 6R; PROVIDED, FURTHER, that at such time as the Convertible Preferred Stock is no longer outstanding, the Company and its Subsidiaries shall no longer be bound by the covenants set forth in paragraphs 6A(v), 6A(vi), 6C, 6I, 6J, 6K, 6L and 6Q (other than 6Q(iv)).

     6A. FINANCIAL STATEMENTS. The Company will deliver to each holder of Securities (except as set forth in paragraph 6A(i) below and excluding any holder that is a competitor of the Company and its Subsidiaries):

          as soon as practicable and in any event within (i) 45 days after the end of each of the first three months of fiscal year 1997 and (i) 30 days after the end of each month in each fiscal year commencing with April 1997, the Company will deliver to the Investors' designee on the Company's Board of Directors (appointed pursuant to Section 3.1 of the Securityholders Agreement) unaudited management reports of the Company and its Subsidiaries setting forth the financial, operational and other performance data of the Company and its Subsidiaries in reasonable detail and reasonably satisfactory to the Investors, which shall include at least a consolidated statement of operations, a consolidated statement of cash flows and a consolidated balance sheet for or as at the end of such month, in each case setting forth, in comparative form, comparable information from the same month in the preceding fiscal year and management's budget, all to the extent such reports are then prepared by management of the Company in the conduct of its business or for presentation to the Board of Directors;

          as soon as practicable and in any event within 45 days after the end of each quarterly period in each fiscal year, consolidated and consolidating statements of income, changes in stockholders' equity and cash flow of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period and a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of the most recent year and at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and reasonably satisfactory in scope to the holder or holders of 66 2/3% or more (by number of shares) of Securities and prepared in accordance with GAAP (except for footnote disclosure) on a basis consistent with past practice and certified by the chief financial officer or chief executive officer of the Company as fairly presenting the financial condition of the Company and its Subsidiaries, subject to the changes resulting from audit and year-end adjustments;

          as soon as practicable and in any event within 120 days after the end of each fiscal year, consolidated and consolidating statements of income, changes in stockholders' equity and cash flow of the Company and its Subsidiaries for such year, and a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the holder or holders of 66 2/3% or more (by number of shares) of Securities, and in each case audited by Price Waterhouse LLP, or such other independent public accountants of recognized national standing selected by the Company, and reasonably satisfactory to the holders of Securities, whose report in each case shall state that such consolidated financial statements present fairly the results of operations and cash flows of the Company and its Subsidiaries, in accordance with GAAP on a basis consistent with prior years and that the examination by such accountants has been made in accordance with generally accepted auditing standards then in effect in the United States;

          as soon as practicable and in any event by the end of each fiscal year beginning with fiscal year 1997, a budget for the Company and its Subsidiaries, as approved by the Board of Directors of the Company and each Subsidiary, for the following fiscal year setting forth in comparative form corresponding figures from the preceding fiscal year, in reasonable detail and certified as to its good-faith preparation by the chief financial officer or chief executive officer of the Company and each Subsidiary;

          promptly   upon   transmission   thereof,   copies  of  all  financial
     statements, information circulars, proxy statements and reports as the Company or any Subsidiary shall send to its stockholders that are material to the business of the Company and its Subsidiaries, taken as a whole, and copies of all registration statements and prospectuses and all reports which it or any of its officers or directors file with the Commission (or any governmental body or agency succeeding to the functions of the Commission) or with any securities exchange on which any of its securities are listed or with NASDAQ, and copies of all press releases and other statements made available generally by the Company or its Subsidiaries to the public concerning material developments in the business of the Company and its Subsidiaries;

          promptly upon receipt thereof, a copy of each other report submitted to the Company or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any of its Subsidiaries; and

          with reasonable promptness, such other financial and/or operating data as the holders of Securities may reasonably request.

          notwithstanding the foregoing, the obligation of the Company to provide comparative information from prior periods pursuant to this paragraph 6A shall commence with the reports delivered for fiscal month January 1999.

          Together with each delivery of the financial statements required by clauses (ii) and (iii) above, the Company will deliver to each holder of Securities an Officer's Certificate (a) demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraph 7A, (b) stating that the Company and its Subsidiaries are in compliance with the provisions of paragraphs 7B, 7C, 7D and 7E, and (c) stating that there exists no Default or Event of Default or, if any Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (iii) above, the Company will deliver to each holder of Securities a certificate of the accountants referred to in such clause (iii) stating that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any Default or Event of Default or, if, to their knowledge any such Default or Event of Default exists, specifying the nature and period of existence thereof; PROVIDED, HOWEVER, that such accountants shall not be liable to anyone by reason of their failure to obtain knowledge of any such Default or Event of Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards then in effect in the United States. Each holder of Securities is hereby authorized to deliver a copy of any financial statement or certificate delivered pursuant to this paragraph 6A to any regulatory body having jurisdiction over such holder that requests or requires delivery of such information; provided, that each holder of Securities making such a delivery will promptly provide written notice to the Company of such delivery.

     6B. USE OF PROCEEDS. Schedule 6B sets forth the use of proceeds from the sale of the securities.

     6C. BOOKS AND RECORDS; INSPECTION OF PROPERTY. The Company will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all material dealings and transactions in relation to their business and activities. The Company will, upon reasonable advance notice, permit any Person representing any Investor and designated in writing by such holder, at such holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries during normal business hours in a manner which does not unduly interrupt the normal course of business, to examine the corporate, financial and operating records of the Company or any of its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the directors, officers and independent accountants of the Company and its Subsidiaries, all at such reasonable times and as often as the holders may reasonably request.

     6D. COVENANT TO SECURE SENIOR SUBORDINATED NOTES EQUALLY. If the Company or any of its Subsidiaries shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 7C hereof, it will make or cause to be made effective provisions whereby the Senior Subordinated Notes will be secured by such Lien senior to any and all other Indebtedness (other than Senior Debt) thereby secured as long as any such other Indebtedness shall be so secured.

     6E. ADDITIONAL COVENANT PENDING THE CLOSING. Pending the Closing, the Company will not, without the prior written consent of the Investors, take any action which, to the Company's knowledge, results (i) in any of the representations or warranties contained in this Agreement not being true and correct in all material respects (without giving effect to any qualification as to materiality contained therein) at and as of the time immediately after such action or (ii) in any of the covenants contained in this Agreement becoming incapable of performance. Pending the Closing, the Company will promptly advise the Investors of any action or event of which either becomes aware which has the effect of making incorrect, in any material respect, any of such representations or warranties or which has the effect of rendering any of such covenants incapable of performance. The Company will duly perform, in all material respects, all of its respective obligations required to be performed under each of the Related Documents to which it is a party.

     6F. STOCK TO BE RESERVED. The Company covenants that all shares of Common Stock that may be issued upon conversion of the Convertible Preferred Stock will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants that during the period within which the Convertible Preferred Stock may be converted, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to permit the conversion of all of the outstanding shares of Convertible Preferred Stock and shares of Convertible Preferred Stock that are otherwise issuable at any time pursuant to the terms of this Agreement, including, without limitation, paragraphs [6S, 6T and 6U] hereof.

     6G. COMPLIANCE WITH LAWS, ETC. The Company will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, and obtain and maintain in good standing all licenses, permits and approvals from any and all governments, governmental commissions, boards or agencies of jurisdictions in which they carry on business required in respect of the operations of the Company and its Subsidiaries, except for those with which the failure to comply or maintain would not have a Material Adverse Effect.

     6H. ERISA. Promptly (and in any event within 30 days) after the Company or any of its Subsidiaries knows that a Reportable Event with respect to any Pension Plan has occurred, that any Pen ion Plan is or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA or that the Company or any of its Subsidiaries will or may incur any liability under Section 4062, 4063, 4064, 4201 or 4204 of ERISA or promptly upon becoming aware of the occurrence of any (i) event requiring the Company or any of its Subsidiaries to provide security to a Pension Plan under Section 401(a)(29) of the Code, (ii) "prohibited transaction", as such term is defined in Section 4975 of the Code or in Section 406 of ERISA, in connection with any employee benefit plan maintained or contributed to by the Company or any of its Subsidiaries or any trust created thereunder for which a statutory or administrative exemption is not available, (iii) notice of intent to terminate a Pension Plan or Pension Plans having been filed under Title IV of ERISA by the Company, any Subsidiary or any ERISA Affiliate, any Pension Plan administrator or any combination of the foregoing, (iv) institution of proceedings by the PBGC to terminate or to cause a trustee to be appointed to administer any Pension Plan, (v) partial or complete withdrawal by the Company, any Subsidiary or any ERISA Affiliate from any Multiemployer Pension Plan, (vi) institution of proceedings by a fiduciary of any Multiemployer Pension Plan against the Company or any of its Subsidiaries to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter, (vii) failure of the Company, any Subsidiary or any ERISA Affiliate to make a required installment under Section 412(m) of the Code or any other payment required under Section 412 of the Code or to pay any amount which it shall have become liable to pay to the PBGC or to a Pension Plan under Title IV of ERISA on or before the due date, (viii) application by the Company, any Subsidiary or any ERISA Affiliate for a waiver of the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, or (ix) "reorganization" (as defined in Section 418 of the Code or Title IV of ERISA) of any Multiemployer Pension Plan, the Company will deliver to each holder of Securities, a certificate of the chief financial officer of the Company, setting forth information as to such occurrence and what action, if any, the Company is required or proposes to take with respect thereto. The Company shall also deliver to each holder of Securities any notices concerning such occurrences which are (a) required to be filed by the Company or the plan administrator of any such Pension Plan controlled by the Company or any of its Subsidiaries with the PBGC, or (b) received by the Company or any of its Subsidiaries from any plan administrator of a Multiemployer Pension Plan not under their control. The Company shall furnish to each holder of Securities a copy of each annual report (Form 5500 Series, excluding Schedule SSA) of any Pension Plan received or prepared by it or any of its Subsidiaries. Each annual report and any notice required to be delivered hereunder shall be delivered no later than 30 days after the later of the date such report or notice is filed with the Internal Revenue Service or the PBGC or the date such report or notice is received by the Company or any of its Subsidiaries, as the case may be.

     6I. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Company (i) will do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and the corporate existence, rights and franchises of its Subsidiaries (except as specifically permitted by paragraphs 7H and 7I hereof), except where the failure to maintain such rights and franchises would not have a Material Adverse Effect, (ii) will take all reasonable steps to cause its material properties and the material properties of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and will cause to be made all reasonable and necessary repairs, renewals, replacements, betterments and improvements thereto, and
     (iii) will, and will cause each of its Subsidiaries to, qualify and remain qualified to conduct business in each jurisdiction where the nature of the business of or ownership of property by the Company or such Subsidiary may require such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

     6J. INSURANCE. The Company will maintain, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, funds or underwriters, insurance for itself and its Subsidiaries of the kinds, covering the risks and in the relative proportionate amounts usually carried by companies conducting business activities similar to those of the Company and its Subsidiaries. From and after a Public Offering, the Company will use its reasonable commercial efforts to obtain and maintain directors and officers liability insurance similar to the insurance usually carried by companies conducting business activities similar to those of the Company and its Subsidiaries.

     6K. FURTHER ASSURANCES. The Company shall co operate with any of the Investors and execute such further instruments and documents as the Investors shall reasonably request to carry out to the satisfaction of such Investors the transactions contemplated by this Agreement.

     6L. FILING OF REPORTS UNDER THE EXCHANGE ACT. The Company shall, and shall cause each of its Subsidiaries to, give prompt notice to each Investor of the filing of any registration statement (an "EXCHANGE ACT REGISTRATION STATEMENT") pursuant to the Exchange Act relating to any class of securities of the Company or any of its Subsidiaries and the effectiveness of such Exchange Act Registration Statement and, with respect to equity securities, the number of shares of such class of equity security outstanding as reported in such Exchange Act Registration Statement. If and for so long as the Company or any of its Subsidiaries has a class of equity securities required to be registered under the Exchange Act, the Company and such Subsidiaries shall (i) comply in all material respects with the reporting requirements of the Exchange Act, and (ii) comply in all material respects with all other public information reporting requirements of the Commission that are a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of shares of Common Stock by any Investor. The Company shall, and shall cause each of its Subsidiaries to, cooperate with each Investor in supplying such information as may be reasonably necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereunder or otherwise) for the sale of shares of Common Stock by any Investor.

     6M. SECURITIES ACT REGISTRATION STATEMENTS. The Company covenants that it shall not, and shall cause each of its Subsidiaries not to, file any registration statement under the Securities Act covering any securities unless it shall first have given to each Investor 10 days written notice thereof. The Company further covenants that each Investor shall have the right, at any time when it may reasonably be deemed by such Investor or the Company or any of its Subsidiaries to be a controlling person of the

     Company or any of its Subsidiaries, to participate in the preparation of such registration statement (regardless of whether or not an Investor will be a selling security holder in connection with such registration statement) and to request the insertion therein of material furnished to the Company or any of its Subsidiaries in writing which in such Investor's reasonable judgment should be included. In connection with any registration statement referred to in this paragraph 6M, the Company will indemnify each Investor, its partners, officers and directors and each person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act (collectively, the "INVESTOR PARTIES"), against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in written information furnished to the Company or any of its Subsidiaries by such Investor Parties expressly for use in such registration statement. If, in connection with any such registration statement, such Investor Parties shall furnish written information to the Company or any of its Subsidiaries expressly for use in the registration statement, such Investor will indemnify the Company, its directors, each of its officers who signs such registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in information so furnished in writing by such Investor for use therein. The provisions of this paragraph 6M are in addition to, and not in limitation of, the provisions of the Registration Rights Agreement.

     6N. NOTICES OF CERTAIN EVENTS. The Company shall promptly give notice to each holder of Securities (i) of the occurrence of any Default or Event of Default, (ii) of any default or event of default under any contractual obligation of the Company or any of its Subsidiaries if such default or event of default, individually or in the aggregate, relates to a contractual obligation equal to or in excess of $100,000, (iii) of any pending or threatened litigation, investigation or proceeding to which the Company or any of its Subsidiaries is or is threatened to be a party which, if such pending or threatened litigation, investigation or proceeding were adversely determined, would create a liability of the Company or its Subsidiaries equal to or in excess of $100,000 that is not fully covered by insurance held by the Company or its Subsidiaries, or (iv) of a Change of Control Event. Any notice delivered pursuant to this paragraph 6N shall be accompanied by an Officer's Certificate specifying the details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto, or if such action has not been determined at the time of giving such notice, a statement to that effect. In addition to the foregoing, in the case contemplated by clause (iv) of the first sentence of this paragraph 6N, the Company will also comply with the provisions of paragraphs 4C hereof.

     6O. BOARD NOMINEE. As long as (x) any Senior Subordinated Notes are outstanding or (y) the Investors hold at least 25% of the Convertible Preferred Stock or Common Stock obtained through conversion of the Convertible Preferred Stock held by them on the date hereof, the Company will use its best efforts to have one (1) nominee designated by the Investors elected to the Board of Directors of the Company and of each Subsidiary that the Investors elect. Any director designated by the Investors shall receive (A) all materials distributed to the Board of Directors of the Company or any Subsidiary, as the case may be, whether provided to directors in advance of, during or after, any meeting of the applicable Board of Directors, regardless of whether such director shall be in attendance at any such meeting, (B) the same compensation other outside members of the Board of Directors of the Company or any Subsidiary, as the case may be, shall receive in his or her capacity as a director and (C) reimbursement of the reasonable out-of-pocket expenses of such director incurred in attending the meetings of the Board of Directors of the Company or any Subsidiary, as the case may be.

     6P. LISTING OF COMMON STOCK. The Company covenants and agrees for the benefit of the Investors and each holder of any Common Stock issued upon conversion of the Convertible Preferred Stock, that at the time of and in connection with the listing of Common Stock or any other equity securities of the Company on any national securities exchange, it will, at its expense, use its best efforts to cause the shares of Common Stock issuable from time to time upon conversion of the Convertible Preferred Stock to be approved for listing, subject to notice of issuance, and will provide prompt notice to each such exchange of the issuance thereof from time to time.

     6Q. ENVIRONMENTAL LAWS. (i) The Company will comply with, and will cause each of its Subsidiaries to comply with, and use its best efforts to ensure compliance by all tenants and subtenants and with respect to all of its assets with, all licenses, permits and other authorizations required under all applicable laws, regulations, orders, notices and other requirements of Governmental Authorities relating to public health and safety, pollution or to the protection of the environment (the "ENVIRONMENTAL LAWS") and obtain and comply with and maintain, and use its best efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, except to the extent that failure to so comply or to obtain and comply with and maintain such licenses, approvals, registrations and permits does not have, and could not reasonably be expected to result in, a Material Adverse Effect.

          The Company will, and will cause each of its Subsidiaries to, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities with respect to Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings or the dependency of such proceedings would not have a Material Adverse Effect.

          The Company will, and will cause each of its Subsidiaries to, notify the holders of the Securities of any of the following that is reasonably likely to have a Material Adverse Effect:

          any claim with respect to any Environmental Law that the Company or any of its Subsidiaries receives, including one to take or pay for any remedial, removal, response or cleanup or other action with respect to any hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Law) (collectively, "HAZARDOUS SUBSTANCES") contained on or generated from any property owned or leased by the Company or any of its Subsidiaries;

          any notice of any alleged violation of or knowledge by the Company or any of its Subsidiaries of a condition that might reasonably result in a violation of any Environmental Law;

          any commencement of or receipt of written intent to commence any judicial or administrative proceeding or investigation alleging a violation or potential violation of any requirement of any Environmental Law by the Company or any of its Subsidiaries; and

          the release of any Hazardous Substance at any property owned, leased or used by the Company or any of its Subsidiaries.

          Without limiting the generality of paragraph 13B, the Company will, and will cause each of its Subsidiaries to, indemnify the Investors and each holder from time to time of the Securities and each of their respective directors, officers, employees, agents, partners and Affiliates (each such person being called an "INDEMNITEE" and collectively, the "INDEMNITEES") against, and hold each Indemnitee harmless from, any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses (including reasonable counsel fees, charges and disbursements) of whatever kind or nature arising out of, or in any way relating to, the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Company, any orders, requirements or demands of Governmental Authorities related thereto or the presence of any Hazardous Substance on, at, beneath or near any Property owned, leased or used by the Company or any of its Subsidiaries, including, without limitation, attorneys' and consultants' fees, investigation and laboratory fees, Response Costs (as such term is defined in CERCLA), court costs and litigation expenses, except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the willful misconduct of the Indemnitee seeking indemnification therefor. The obligation of the Company under this paragraph 6Q(iv) shall survive the payment of the Senior Subordinated Notes and the conversion of the Convertible Preferred Stock.

          Neither the Company's nor any of its Subsidiaries' plants and facilities will use, manage, treat, store or dispose of any Hazardous Substances in violation of any Environmental Laws.

     6R. GUARANTEE BY SUBSIDIARY. Promptly upon any Person becoming a Subsidiary of the Company, the Company covenants that it will cause such Subsidiary to execute and deliver to the Investors such appropriate documents, including this Agreement and the Subsidiary Guarantee, to become a guarantor under this Agreement and the Subsidiary Guarantee.

     6S. ISSUANCE OF CONVERTIBLE PREFERRED STOCK WITH INTEREST NOTES. The Company agrees to issue, together with any Interest Notes, shares of Convertible Preferred Stock which are convertible into .0022% of the Fully Diluted Outstanding Shares at the time of such issuance per $1,000 principal amount of Interest Notes issued. All such shares shall be registered in the name of the recipient of the Interest Notes or its designee and will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     6T. ISSUANCE OF CONVERTIBLE PREFERRED STOCK UPON FAILURE TO REDEEM SENIOR SUBORDINATED NOTES AND CERTAIN REFINANCINGS OF SENIOR SUBORDINATED NOTES.
     (a) If the Senior Subordinated Notes have not been repaid in full on or prior to July [___], 1999, then on July [___], 1999 (and on each one-month anniversary thereof until (i) the Senior Subordinated Notes have been repaid in full or (ii) December [___], 1999, whichever occurs first) the Company shall issue to each Investor such Investor's Pro Rata Share of shares of Convertible Preferred Stock which are convertible into 1% of the Fully Diluted Outstanding Shares at the time of such issuance. All such shares shall be registered in the name of such Investor or its designee and will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. For purposes of this Agreement, "Pro Rata Share" means, with respect to any Investor, a fraction, the numerator of which equals the amount of Senior Subordinated Notes to be purchased by such Investor set forth opposite its name on the signature pages hereof, and the denominator of which equals $10,000,000.

          (b) In the event the Company shall redeem all of the outstanding Senior Subordinated Notes after June [___], 1999 and prior to December [___], 1999 with the proceeds from the incurrence of Indebtedness with a stated maturity of no sooner than December [___], 2000, then the Investors shall return to the Company for cancellation all shares of Convertible Preferred Stock issued to the Investors pursuant to clause (a) above (including any shares of Common Stock issued upon conversion of any such shares of Convertible Preferred Stock), and the Company shall issue to each Investor such Investor's Pro Rata Share of shares of Convertible Preferred Stock which are convertible into 3% of the Fully Diluted Outstanding Shares at the time of such issuance. All such shares shall be registered in the name of such Investor or its designee and will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (c) In the event any Senior Subordinated Notes remain outstanding after the consummation of a Qualifying Public Offering, the Company shall, within 10 days of the consummation of such Qualifying Public Offering, issue to each Investor such Investor's Pro Rata Share of that number of shares of Convertible Preferred Stock equal to the product of (i) a fraction, the numerator of which equals the principal amount of Senior Subordinated Notes then outstanding, and the denominator of which equals $10,000,000 times (ii) that number of shares of Convertible Preferred Stock which would, upon issuance, be convertible into 6% of the Fully Diluted Outstanding Shares. All such shares shall be registered in the name of such Investor or its designee and will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     6U. INABILITY OF COMPANY TO SERVICE PUT. IF THE COMPANY IS UNABLE TO PAY THE REDEMPTION PRICE FOR EITHER (I) THE SENIOR SUBORDINATED NOTES UPON EXERCISE OF A NOTE PUT RIGHT OR (II) THE SHARES OF CONVERTIBLE PREFERRED STOCK UPON EXERCISE OF A PUBLIC OFFERING PUT RIGHT, THEN THE INVESTORS SHALL RETURN TO THE COMPANY FOR CANCELLATION ALL SHARES OF CONVERTIBLE PREFERRED STOCK PREVIOUSLY ISSUED TO THE INVESTORS (INCLUDING ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION OF ANY SUCH SHARES OF CONVERTIBLE PREFERRED STOCK), AND THE COMPANY SHALL ISSUE TO EACH INVESTOR SUCH INVESTOR'S PRO RATA SHARE OF SHARES OF CONVERTIBLE PREFERRED STOCK WHICH ARE CONVERTIBLE INTO 60% OF THE FULLY DILUTED OUTSTANDING SHARES AT THE TIME OF SUCH ISSUANCE.

7. NEGATIVE COVENANTS. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists. The provisions of this Section 7 are for the benefit of the Investors so long as they hold any of the Securities and for the benefit of each other holder of Securities; PROVIDED, HOWEVER, that upon repayment in full of any and all amounts (including, without limitation, principal and interest) due under the Senior Subordinated Notes, the Company or any of its Subsidiaries, as the case may be, shall no longer be bound by the covenants contained in paragraphs 7A through 7F, 7H through 7M and 7P.

     7A. FINANCIAL COVENANTS.

          The  Company and its Subsidiaries, on a consolidated basis, shall not:

          (a)  Permit the Quick Ratio to be less than 1:1.

          (b) Permit Net Worth as of the last day of each period set forth below to be less than the amounts set forth below opposite such period:

               FISCAL YEAR ENDED    AMOUNT

               December 31, 1998    ($3,400,000)
               December 31, 1999    (  $350,000)
               December 31, 2000    ($3,500,000)
               December 31, 2001    ($8,000,000)
               [Thereafter          ($         )]

     7B. RESTRICTIONS ON INDEBTEDNESS AND REPAYMENT OF INDEBTEDNESS. The Company covenants that it will not incur, create, assume or suffer to exist any Indebtedness or permit any of its Subsidiaries to do any of the foregoing, other than the following:

     Senior Debt in an amount not to exceed $10,000,000;

     Indebtedness   represented  by  the  Senior  Subordinated  Notes  and  this
     Agreement;

     Indebtedness of the Company which by its terms is subordinated (on terms acceptable to the holders of a majority of the aggregate principal amount of Senior Subordinated Notes then outstanding) to the Senior Subordinated Notes, provided that no such Indebtedness is guaranteed or incurred by any Subsidiary of the Company; and

     Indebtedness secured by Liens permitted pursuant to paragraph 7C; and

     In addition,  the Company  covenants  that it will not, and will not permit
     any   Subsidiary  to,  prepay  any   Indebtedness   junior  to  the  Senior
     Subordinated Notes.

     7C. RESTRICTIONS ON LIENS. The Company covenants that it will not and will not permit any Subsidiary to create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except:

          Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

          statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          Liens made to secure performance of bids, tenders, contracts (other than repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance or other similar bonds in the ordinary course of business;

          Liens made to secure Senior Debt;

          Liens incurred through Purchase Money Security Interests in amounts which do not exceed the fair market value of the asset securing such Liens;

          Liens or deposits made to secure payment of workers' compensation, or in connection with the participation in any fund in connection with workers' compensation, unemployment insurance, pensions (excluding Liens in respect of any Pension Plans) or other social security programs; and

          Liens incurred in connection with Capitalized Lease Obligations.

     7D. RESTRICTED PAYMENTS. The Company covenants that it will not make, and will not permit any Subsidiary to make, any Restricted Payments other than a Restricted Payment made by a wholly owned Subsidiary of the Company to the extent necessary to enable the Company to make a principal or interest payment on the Senior Subordinated Notes.

     7E. LOANS, ADVANCES AND INVESTMENTS. The Company covenants that it will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or make any Investment in, any Person except that the Company or any of its Subsidiaries may:

          own, purchase or acquire Permitted Investments;

          endorse negotiable instruments for collection in the ordinary course of business, make or permit to remain outstanding travel, moving and other like advances to officers, employees and consultants in the ordinary course of business or make or permit to remain outstanding lease, utility and other similar deposits in the ordinary course of business;

          make an Investment in a Person not otherwise permitted pursuant to this paragraph 7E, provided the amount of such Investment (including the amount of any guarantee, endorsement or other liability with respect thereto) shall not exceed $25,000 individually or $50,000 in the aggregate;

          make an Investment in a Person that becomes a Subsidiary as a result of such Investment or in assets of a Person that become assets of the Company or any Subsidiary; provided that such Investments: (a) relate to the acquisition of communications services or any Person being principally engaged in the communications services business; (b) the Company shall deliver to the Investors pro forma financial statements reflecting the proposed acquisition and related calculations demonstrating compliance with all covenants contained herein, relating to financial and accounting matters, together with a description in reasonable detail of the nature and reasons for the proposed transaction; and (c) immediately after giving effect to such transaction, no Default or Event of Default shall exist and be continuing; and (d) make or permit to remain outstanding loans or advances to any wholly owned Subsidiary (now existing or hereafter created) or, as to a Subsidiary, any such loan or advance to the Company.

     7F. LEASES. The Company covenants that it will not enter into, or permit any of its Subsidiaries to enter into, any leases of real or personal property (except in the normal course of business at reasonable rents co parable to those paid for similar leasehold interests in the area, or at comparable amounts payable by companies in the same business as the Company or such Subsidiary which are similarly situated) as lessee or sublessee, with initial terms (excluding options to renew or extend any term, whether or not exercised) of more than 12 years.

     7G. TRANSACTIONS WITH AFFILIATES. The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service), with any holder of 5% or more of any class of equity securities of the Company or with any Affiliate of the Company or of any such holder on terms that are less favorable to such Subsidiary or the Company than those that would be obtainable at the time in an arms-length transaction from any Person who is not such a holder or Affiliate.

     7H. MERGER. The Company covenants that it will not, and will not permit any of its wholly owned Subsidiaries to, enter into any transaction of merger or consolidation (which does not constitute a Change of Control) or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) (other than any sales or transfers by a wholly owned Subsidiary to the Company or to another wholly owned Subsidiary or by the Company to a wholly owned Subsidiary), except that the Company or a wholly owned Subsidiary may (i) enter into or permit a transaction of purchase, merger or consolidation if the merger or consolidation is between two or more wholly owned Subsidiaries of the Company or between the Company and one or more wholly owned Subsidiaries of the Company and (ii) enter into a merger in connection with an investment permitted by paragraph 7E.

     7I. DISPOSITION OF SUBSTANTIAL ASSETS. The Company covenants that it will not, and will not permit any of its Subsidiaries to, sell, dispose of or otherwise convey (by merger, consolidation, sale of stock or otherwise) (collectively, a "TRANSFER"), in any single or related series of sales, dispositions or conveyances, any assets of the Company or any Subsidiary except if such Transfer is made in the ordinary course of business consistent with past practice. Notwithstanding this paragraph 7I, no assets of the Company or its Subsidiaries shall be sold, disposed of or otherwise conveyed (i) at less than fair market value (determined in good faith by the Board of Directors of the Company) nor (ii) if any Default or Event of Default shall have occurred and then be continuing or shall result from such sale or disposition.

     7J. SALE OF STOCK AND DEBT OF SUBSIDIARIES. Except with respect to the Senior Debt, the Company covenants that it will not, and will not permit any of its Subsidiaries to sell or otherwise dispose of, or part with control of, any shares of stock or Indebtedness of any Subsidiary, except to the Company or another wholly owned Subsidiary.

     7K. CERTAIN CONTRACTS. Except as otherwise specifically permitted by any other provision of this Section 7, the Company covenants that it will not, and will not permit any of its Subsidiaries to, enter into or be a party to
     (i) any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered, (ii) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) requires that the lessee purchase or otherwise acquire securities or obligations of the lessor (unrelated to the lease in question), (iii) any contract for the sale or use of materials, supplies or other property, or the rendering of services, if such contract (or any related document) provides that payment for such materials, supplies or other property, or the use thereof, or payment for such services, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person, (iv) any other contract which is, or, in economic effect, is substantially equivalent to, a guarantee or (v) any contract providing for the making of loans, advances or capital contributions to any Person other than a Subsidiary, or for the purchase of any property from any Person, in each case primarily in order to enable such Person to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses.

     7L. CONDUCT OF BUSINESS. The Company covenants that it will not, and will not permit any of its Subsidiaries to, engage in any business other than the business engaged in by the Company and its Subsidiaries on the date hereof, including, without limitation, [(i) providing communication services and (ii) developing equipment and software for use in communications networks.]

     7M. NO AMENDMENTS. The Company covenants that it will not, and will not permit any of its Subsidiaries to, amend (i) the Company's or any of its Subsidiaries' Articles of Incorporation or By-laws in a manner which impairs the rights, privileges or preferences of the Securities, (ii) the Related Documents in any manner that impairs any right or privilege of the holders of the Senior Subordinated Notes (including, without limitation, enlarging the rights or privileges of any other Persons at the expense of the holders of the Senior Subordinated Notes), (iii) any Senior Debt Agreement in any manner that impairs any right of the Senior Subordinated Notes, including without limitation, the right to payments of principal and interest when due in accordance with paragraph 4B.

     7N. REGISTRATION RIGHTS. The Company covenants that it will not hereafter enter into any agreement with respect to its securities any provision of which is inconsistent with or more favorable than the rights granted to the Investors in the Registration Rights Agreement.

     7O. OFFERING OF SECURITIES. The Company will not take any action which would subject the issuance or sale of any of the Securities to the provisions of Section 5 of the Securities Act or violate the provisions of any securities or Blue Sky Law of any applicable jurisdiction.

     7P. ISSUANCE OF SECURITIES. (a) The Company covenants that it will not issue, sell or otherwise dispose of or part with any shares of capital stock, Indebtedness or other securities of the Company which by its terms is senior to the Senior Subordinated Notes, other than, subject to paragraph 7B(i), Senior Debt. The Company covenants that it will not permit any of its Subsidiaries to issue, sell or otherwise dispose of or part with any shares of capital stock, Indebtedness or other securities of the Company which by its terms is senior to the Senior Subordinated Notes, or which results, directly or indirectly, in such capital stock, Indebtedness or other securities being senior to the Senior Subordinated Notes, other than Senior Debt.

          The Company covenants that it will not, and will not permit any of its Subsidiaries to, issue, sell or otherwise dispose of or art with any shares of capital stock, Indebtedness or other Securities of the Company or any of its Subsidiaries which by its terms is pari-passuant to the Senior Subordinated Notes.

8. SUBORDINATION.

     8A. SUBORDINATED DEBT SUBORDINATE TO SENIOR DEBT. The Senior Subordinated Notes shall be junior and subordinate to all Senior Debt to the extent and in the manner provided in this Section 8 and each holder of a Senior Subordinated Note, by its acceptance thereof, agrees to be bound by the provisions of this Section 8. The Senior Subordinated Notes shall not be junior or subordinate to any Indebtedness of the Company other than the Senior Debt. For purposes hereof, Indebtedness evidenced by the Senior Subordinated Notes, including any refinancing, extension or modification thereof, and the Company's obligation to pay the redemption price in respect of an exercise of the Put Right shall constitute "SUBORDINATED Debt".

     8B. SUSPENSION OF RIGHT TO RECEIVE PAYMENT OF SUBORDINATED DEBT.

          8B(1) FAILURE TO PAY PRINCIPAL OF OR INTEREST ON SENIOR DEBT. (a) Upon
          (i) the maturity of Senior Debt by lapse of time, acceleration or otherwise, (ii) any failure by the Company to make any payment of principal when due with respect to Senior Debt or (iii) any default in the payment by the Company of any interest or other amounts due with respect to Senior Debt, all principal thereof and all interest thereon and other amounts due in connection therewith, shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment or distribution of any kind or character, whether in cash, property or securities, shall be paid or delivered with respect to Subordinated Debt, and any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable with respect to the Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt, ratably, for application in payment thereof, unless and until all Senior Debt shall have been paid in full and in cash.

          Upon the occurrence of (i) any default with respect to Senior Debt of the types described in clause (i), (ii) or (iii) of paragraph 8B(1)(a), or (ii) any other default under any Senior Debt which would, with the giving of notice or the passage of time, or both, permit the holders of such Senior Debt to accelerate the maturity thereof upon written notice thereof given to he Company by the holder of such Senior Debt or their representatives (a "DEFAULT NOTICE"), then, unless and until such default with respect to Senior Debt shall have been cured or waived in writing by the holders of such Senior Debt, no payment shall be made by the Company with respect to the principal of or interest or other amounts due with respect to Subordinated Debt; PROVIDED, HOWEVER, that in the case of a default described in clause
          (ii) above (a "Senior Debt Covenant Default") this paragraph shall not prevent the making of any payment for longer than the longer of (x) 180 days after the giving of a Default Notice and (y) any period during which Senior Debt in respect of which such Default Notice has been given has become due and payable in its entirety by reason of its acceleration and such acceleration has not been rescinded or annulled and such Senior Debt has not been paid in full. A holder of Senior Debt may deliver more than one Default Notice to the Company, PROVIDED, that (i) the Company shall not be prevented from making, and the holders of the Subordinated Debt shall not be prevented from receiving by reason of a Default Notice, any payments with respect to principal or interest of or other amounts due with respect to the Senior Subordinated Notes for a period in excess of 180 days during any 365-day period and (ii) no facts or circumstances constituting a Senior Debt Covenant Default existing on the date of delivery of any Default Notice may be used as a basis for delivering a subsequent Default Notice.

          Upon the occurrence of (i) any default with respect to Senior Debt of the types described in clause (i), (ii) or (iii) of paragraph 8B(1)(a), or (ii) the giving of any Default Notice, the Company shall not make any payments, and the holders of the Subordinated Debt shall not receive, ask, demand, sue for any payment or otherwise exercise their remedies against the Company with respect to the Subordinated Debt or this Agreement, unless and until such default with respect to Senior Debt has been cured or waived in writing; PROVIDED, HOWEVER, that the provisions of this paragraph shall not apply (x) for longer than 180 days after the giving of a Default Notice by the holders of Senior Debt to the Company based upon such default and (y) from and after the date upon which the relevant Senior Debt has become due and payable in its entirety by reason of its acceleration or otherwise, PROVIDED that the provisions of paragraphs 8B(1)(a) and 8B(2) shall thereupon apply.

          8B.(2) ACCELERATION OF PAYMENT OF SENIOR DEBT OR SUBORDINATED DEBT. If at the time any payment or prepayment with respect to any Subordinated Debt or any purchase, redemption or other retirement (whether at the option of the holder or otherwise) of Subordinated Debt is to be made, directly, or indirectly, or immediately after giving effect thereto
          (i) the Senior Debt or Subordinated Debt shall have been declared by the holders thereof due and payable before its expressed maturity and
          (ii) such acceleration shall not have been expressly rescinded in writing by the holders of Senior Debt pursuant to the relevant Senior Debt Agreement or by the holders of Subordinated Debt pursuant to this Agreement, as the case may be, then any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable with respect to Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt, ratably, for application in payment thereof, unless and until all Senior Debt shall have been paid in full or such acceleration shall have been rescinded.

          8B. (3) BANKRUPTCY OR INSOLVENCY. In the event of (a) any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or (b) any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full, or such payment shall have been duly provided for, before any further payment is made with respect to Subordinated Debt. In any of such proceedings, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable with respect to Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt, ratably, for application in payment thereof, unless and until all Senior Debt shall have been paid in full; PROVIDED, HOWEVER, that in the event that payment or delivery of any cash, property or securities to any holders of Subordinated Debt is authorized by a final non-appealable order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of Subordinated Debt to Senior Debt, and made by a court of competent jurisdiction in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency receivership or similar proceeding under any applicable law, no payment or delivery of such cash, property or securities payable or deliverable with respect to Subordinated Debt shall be made to the holders of Senior Debt. Anything in this Section 8 to the contrary notwithstanding, no payment or delivery shall be made to holders of Senior Debt of securities that are issued and delivered to holders of Subordinated Debt pursuant to liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Agreement, by the Company, as reorganized, or by the corporation succeeding to the Company or acquiring its property and assets, if such securities are subordinate and junior at least to the extent provided in this Section 8 to the payment of all Senior Debt then outstanding and to the payment of any securities that are issued in exchange or substitution for any Senior Debt then outstanding.

     8C. RIGHTS OF HOLDERS OF SENIOR DEBT NOT TO BE IMPAIRED. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms and provisions and covenants herein contained, regardless of any knowledge thereof any such holder may have or otherwise be charged with. The provisions of this Section 8 are intended to be for the benefit of, and shall be enforceable directly by, any one or more of the holders from time to time of the Senior Debt. Each of the holders of Subordinated Debt waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default by the holders of Senior Debt.

     8D. COMPANY'S OBLIGATION UNCONDITIONAL. The provisions of this Section 8 are solely for the purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and the holders of Subordinated Debt, on the other hand, against the Company and its property. Nothing herein shall impair, as between the Company and the holders of Subordinated Debt, the obligation of the Company, which is unconditional and absolute, to pay to the holders thereof the full amount of Subordinated Debt in accordance with the terms thereof and the provisions hereof and, except as expressly provided in paragraph 8B(1)(c), nothing herein shall prevent the holder of any Subordinated Debt from exercising all remedies otherwise permitted by applicable law or hereunder upon Default hereunder or under any Subordinated Debt (including, without limitation, the right to demand and sue for payment and performance hereof of the Subordinated Debt and to accelerate the maturity hereof as provided in Section 9 hereof), subject to the rights under this Section 8 of holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to the holders of Subordinated Debt. The failure to make any payment with respect to Subordinated Debt by reason of any provision of this Section 8 shall not be construed as preventing the occurrence of an Event of Default under Section 9.

     8E. PAYMENTS HELD IN TRUST. If the holder of any Subordinated Debt shall receive any payment or delivery of cash, property or securities in respect of such Subordinated Debt which such holder is not entitled to receive under the provisions of this Section 8, such holder will hold any amount so received in trust for the holders of Senior Debt and will forthwith turn over to the agent for the account of the holders of Senior Debt such payment or delivery in the form received to be applied in payment or prepayment of Senior Debt; PROVIDED, HOWEVER, that no holder of Subordinated Debt shall be obligated to determine whether a payment received by it was appropriately made by the Company.

     8F. SUBROGATION. Upon the payment in full of all Senior Debt, the holders of Subordinated Debt shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to Senior Debt until all Subordinated Debt shall have been paid in full. For the purpose of subrogation, no payments to the holders of Senior Debt of any cash, property or securities to the holders of Subordinated Debt would be entitled to receive and retain but for the provisions of this Section 8, and no payment over pursuant to the provisions of this Section 8 to holders of Senior Debt by holders of Subordinated Debt, shall, as between the Company and its creditors (other than the holders of Senior Debt), on the one hand, and the holders of Subordinated Debt, on the other, be deemed to be a payment by the Company with respect to the Senior Debt.

     8G. RELIANCE BY HOLDERS ON FINAL ORDER OR DECREE. Anything in this Section 8 to the contrary notwithstanding, in the event that payment or delivery of any cash, property or securities to any holders of Subordinated Debt is authorized by a final non-appealable order or decree giving effect to the subordination of the Indebtedness represented by Subordinated Debt to Senior Debt, and made by a court of competent jurisdiction in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceedings under any applicable law, no such payment or delivery of cash, property or securities payable or deliverable with respect to the Indebtedness represented by Subordinated Debt shall be made to the holders of Senior Debt, nor shall any payment or delivery be made to holders of Senior Debt of securities that are issued and delivered to holders of Subordinated Debt pursuant to liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposition not prohibited by the provisions of this Agreement, by the Company, as reorganized, or by the corporation succeeding to the Company or acquiring its properties and assets, if such securities are subordinate and junior at least to the extent provided in this Section 8 to the payment of all Senior Debt then outstanding and to the payment of any securities that are issued in exchange or substitution for any Senior Debt then outstanding.

     8H. LEGEND. The Senior Subordinated Notes shall be conspicuously legended indicating that their payment is subordinated to Senior Debt pursuant to the terms of this Agreement.

     8I. AMENDMENT. The provisions in paragraphs 8A through 8I shall not be amended or modified and no term or provision of this paragraph 8 shall be waived without the express prior written consent of the holders of Senior Debt.

9. EVENTS OF DEFAULT.

     9A. GENERAL. So long as any Senior Subordinated Notes remain outstanding, if any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

          the Company defaults in the payment of any principal of or interest or premium (if any) on any Senior Subordinated Notes when the same shall become due, either by the terms thereof or otherwise as herein provided;

          the Company defaults in the payment when due, either by the terms thereof or otherwise as herein provided, of any other amounts on any Senior Subordinated Notes and such default shall continue unremedied for twenty or more days;

          the Company or any of its Subsidiaries (x) defaults in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a Purchase Money Security Interest or any obligation under notes payable or drafts accepted representing extensions of credit) and such default shall continue beyond any applicable grace period or (y) fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and in the case of (y) above, the effect of such default, failure or other event is to cause, or, with respect to any Indebtedness, to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause an obligation of more than $100,000 to become due prior to any stated maturity;

          any representation or warranty made by the Company herein or in any writing furnished in connection with or pursuant to this Agreement or any other Related Document shall be false in any material respect on the date as of which made;

          the Company defaults, or any Subsidiary thereof shall cause the Company to default, in the performance or observance of any of its agreements contained in paragraph 6D;

          the Company defaults, or any Subsidiary thereof shall cause the Company to default, in the performance or observance of any of its agreements contained in paragraph 7A, and any such default shall not have been remedied within 30 days after such default shall first become known to any officer of the Company, or such Subsidiary;

          the Company defaults, or any Subsidiary thereof shall cause the Company to default, in the performance or observance of any of the agreements contained in Section 6 or 7 or in the performance or observance of any other agreement, term or condition contained herein or in the Related Documents and any such default shall not have been remedied within 30 days after such default shall first become known to any officer of the Company, or such Subsidiary;

          the Company or any of its Subsidiaries makes an assignment for the benefit of creditors generally or is generally not paying its debts as such debts become due;

          any decree or order for relief in respect of the Company or any of its Subsidiaries is entered under any Bankruptcy Law of any jurisdiction;

          the Company or any of its Subsidiaries petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any of its Subsidiaries, of any substantial part of the assets of the Company or any of its Subsidiaries, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any of its Subsidiaries under the Bankruptcy Law of any other jurisdiction;

          any such petition or application is filed, or any such proceedings are commenced, against the Company or any of its Subsidiaries and the Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 45 days;

          any order, judgment or decree is entered in any proceedings against the Company or any of its Subsidiaries decreeing the dissolution of the Company and such Subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days;

          any order, judgment or decree is entered in any proceedings against the Company or any of its Subsidiaries decreeing a split-up of the Company or such Subsidiary which requires the divestiture of substantial assets of the Company and its Subsidiaries, taken as a whole, and such order, judgment or decree remains unstayed and in effect for more than 60 days;

          a final judgment in an amount in excess of $250,000 is rendered against the Company or any of its Subsidiaries and, within 90 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after expiration of any such stay, such judgment is not discharged;

          the Company, any Subsidiary or any ERISA Affiliate fails to meet its obligations under the minimum funding standard provided for in Section 412 of the Code for any plan year or in the case of a single employer-plan a waiver of such standard is sought or granted under Section 412(d) of the Code, or any Pension Plan subject to Title IV of ERISA is, has been or is likely to be terminated or the subject of termination proceedings under ERISA, or the Company, any Subsidiary or an ERISA Affiliate has incurred or is likely to incur a liability under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there results from any such event or events a liability or a material risk of incurring a liability to the PBGC, any Multiemployer Pension Plan or any Pension Plan which, if incurred, would have a Material Adverse Effect, or the Company or any of its Subsidiaries has engaged in a prohibited transaction that would result in a liability, penalty or tax under ERISA or Section 4975 of the Code, as the case may be, which would have a Material Adverse Effect; or
          the release of a Hazardous Substance at any real property owned or leased by the Company or any of its Subsidiaries, and which is not abated, mitigated, contained or remediated as required by any Environmental Law, except for any such release which would not have a Material Adverse Effect; then (a) upon the occurrence of any Event of Default described in the foregoing clause (vii), solely as such clause relates to a breach of clause
     (i), (ii) or (iii) or the Officer's Certificate delivery requirements of paragraph 6A, or clauses (viii), (ix), (x), (xi) or (xii), the unpaid principal amount of and accrued interest on the Senior Subordinated Notes outstanding shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, and (b) upon the occurrence and during the continuation of any other Event of Default, the holders of a majority of the aggregate unpaid principal amount of the Senior Subordinated Notes may, at their option and in addition to any right, power or remedy permitted by law or equity, by notice in writing to the Company, declare all of the Senior Subordinated Notes to be, and all of the Senior Subordinated Notes shall thereupon be and become, forthwith due and payable together with interest accrued thereon.

          At any time after any declaration of acceleration is made as provided above, the holders of at least a majority of the aggregate unpaid principal amount of the Senior Subordinated Notes may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, PROVIDED, HOWEVER, that at the time any such declaration is annulled and rescinded:

               no judgment or decree shall have been entered for the payment of any monies due pursuant to the Senior Subordinated Notes and the other Related Documents;

               all arrears of interest upon all the Senior Subordinated Notes and all other sums payable under the Senior Subordinated Notes and the other Related Documents (except any principal, interest or premium on the Senior Subordinated Notes which has become due and payable solely by reason of such declaration under this paragraph 9A) shall have been duly paid or waived;

               the Company shall not have paid any amounts which have become due solely by reason of such declaration; and

               each and every other Event of Default shall have been waived or otherwise made good or cured;

               and PROVIDED, FURTHER, that no such rescission and annulment shall extend to or after any subsequent Default or Event of Default or impair any right consequent thereon.

     9B. OTHER REMEDIES. If any Event of Default shall occur and be continuing, the holder of any Security may proceed to protect and enforce its rights under this Agreement and such Security by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the Investors or any other holder of any Security is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Investor that: corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. The Company has the corporate power to own its properties and to carry on its business as now being conducted. The Company has all requisite corporate power and authority to enter into each of the Related Documents, to issue and sell the Securities hereunder, and to issue the shares of Common Stock upon conversion of the Convertible Preferred Stock, and has the requisite corporate power and authority to carry out the transactions contemplated hereby and thereby to be performed by it, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary corporate action. This Agreement constitutes, and each other agreement (including the Related Documents) or instrument (including the Securities) executed and delivered by the Company pursuant hereto or thereto or in connection herewith or therewith will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws or by the application of principles of equity.

     10A. FINANCIAL STATEMENTS. The Company has furnished the Investors with (a) the audited consolidated balance sheet of Datalinc as of (i) December 31, 1995 and (ii) December 31, 1996, together with the related statements of operations, changes in partners' equity and cash flow of Datalinc for such periods, (b) the audited balance sheet of Fastcom as of (i) December 31, 1995 and (ii) December 31, 1996, together with the related statements of operations, changes in partners' equity and cash flow of Fastcom for such periods, (c) the audited balance sheet of the Company, together with the related statements of operations and accumulated deficit and cash flow for such periods and (d) the unaudited balance sheet of the Company and its Subsidiaries as of September 30, 1997, together with the related unaudited statements of income, changes in stockholders' equity and cash flow of the Company and its Subsidiaries for such period. Such financial statements (including any related schedules and notes) have been prepared in accordance with GAAP consistently applied throughout the period or periods in question and show all material liabilities, direct or contingent, required to be shown in accordance with GAAP consistently applied throughout the period or periods in question and fairly present, in all material respects, the financial condition of the Company for the periods indicated therein, except for normal audit adjustments in the case of interim financial statements. There has been no material adverse change in the business, condition (financial or other), assets, properties, rights, operations or prospects of the Business since December 31, 1996.

     10B. CAPITAL STOCK AND RELATED MATTERS. As of the Closing Date, and after giving effect to the transactions contemplated hereby and pursuant to the

     Related Documents, (i) the authorized capital stock of the Company will consist of a total of 125,000,000 shares as follows: (a) 100,000,000 shares of Common Stock, no par value per share, of which [_________] shares are issued and outstanding and [6,952,600] shares of which are reserved for issuance upon conversion of the Mandatory Convertible Preferred Stock, Series A-P; (b) [16] shares of Mandatory Convertible Preferred Stock, one
     (1) share to each series of Mandatory Convertible Preferred Stock, Series A-P; (c) [_________] shares of Convertible Preferred Stock, par value $.001 per share, of which [1,600,000] shares are issued and outstanding; and (d) [___________] shares of Series A Senior Convertible Preferred Stock, par value $3.80 per share, of which [1,447,400] are issued and outstanding;
     (ii) all issued and outstanding shares shall have been duly and validly issued, fully paid and non-assessable; (iii) no shares of capital stock of the Company will be owned or held by or for the account of the Company;
     (iv) except as set forth on Schedule 10C, the Company will not have outstanding any securities convertible into or exchangeable for any shares of capital stock or any rights (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any capital stock, or any stock or securities convertible into or exchangeable for any capital stock; (v) except as set forth on Schedule 10C, the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or warrants or options to purchase shares of its capital stock; (vi) the Company is not a party to any agreement (other than this Agreement, the Securityholders Agreement and the Blue Chip Agreement) restricting the transfer of any shares of its capital stock; and (vii) the Company will not have filed or be required to file, pursuant to Section 12 of the Exchange Act, a registration statement relating to any class of debt or equity securities as of the date hereof.

     10D. ACTIONS PENDING. Except as set forth on Schedule 10D, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its properties or
     rights,   by  or  before  any  court,   arbitrator  or   administrative  or
     governmental body, which if adversely decided, could have a Material Adverse Effect.

     10E. OUTSTANDING DEBT; DEFAULTS. Except as set forth on Schedule 10E, the Company (i) has no outstanding Indebtedness, except as permitted by paragraph 7B, and there exist no material defaults under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto, (ii) is not in default under its Articles of Incorporation (as amended to date) or By-laws, (iii) is not in viola ion of or in default under or with respect to any indenture, mortgage, lease or any other contract or agreement to which it is a party or by which it or any of its property is bound or affected in any respect which could have a Material Adverse Effect, (iv) has no material debts, liabilities, obligations
     (whether absolute, accrued, contingent or otherwise) of any nature whatsoever other than (A) liabilities appearing on the financial statements, (B) liabilities incurred in the ordinary course of business since [December 31, 1996], (C) liabilities under contracts to which the Company is a party and which are listed on Schedule 10E hereto or which have an obligation thereunder of less than $10,000 and which were entered into in the ordinary course of business or (D) liabilities described on the other schedules hereto or (v) is not in material default with respect to any order, writ, injunction or decree of any court or any Federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, and there exists no condition, event or act which constitutes, or which after notice, lapse of time, or both, would constitute, such a violation or default under any of the foregoing.

     10F. TITLE TO PROPERTIES. The Company does not own or lease any real property.

     10G. TAXES. The Company has filed all Federal, state and other income tax returns which are required to be filed, and has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, or except such as any of the foregoing are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; and no tax lien has been filed and no claim is being asserted with respect to any tax or other similar charge.

     10H. CONFLICTING AGREEMENTS. Neither the execution or delivery of the Related Documents, nor the offering, issuance and sale of the Securities or the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to (i) the Articles of Incorporation or By-laws of the Company, or
     (ii) any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its Articles of Incorporation and By-laws) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the type to be evidenced by the Senior Subordinated Notes, or contains dividend or redemption limitations on any capital stock of the Company or any of its Subsidiaries, except for the Related Documents and the Blue Chip Agreement.

     10I. OFFERING OF SECURITIES. The offer, sale and issuance of the Securities pursuant to this Agreement and the issuance of the Common Stock upon conversion of the Convertible Preferred Stock, do not require registration of such securities under the Securities Act or registration or qualification under any applicable state "blue sky" or securities laws (or if so required, has been so registered or qualified). The Company has not taken any action which would subject the issuance or sale of any of the Securities or the Common Stock to the provisions of Section 5 of the Securities Act or violate the provisions of any securities or Blue Sky law of any applicable jurisdiction.

     10J. BROKER'S OR FINDER'S COMMISSIONS. Except as set forth on Schedule 10J [NEED TO REFLECT FEE OF JEFFREY BRAUSCH], no broker's or finder's fee or commission will be payable by the Company with respect to the issuance and sale of the Securities or the transactions contemplated hereby or under the Related Documents.

     10K. REGULATION G, ETC. The Company does not own or have any present intention of acquiring, any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called a "MARGIN STOCK"). None of the proceeds resulting from the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation G. Neither the Company nor any of its Subsidiaries nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Securities to violate Regulation G, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

     10L. ENVIRONMENTAL MATTERS. Except as set forth on Schedule 10L, to the best of the Company's knowledge after due inquiry, (i) the Company has obtained and is in compliance with all licenses, permits and other authorizations required under all Environmental Laws, with the exceptions of instances that will not in the aggregate result in any Material Adverse Effect.

          The Company has not received written notice of any failure to comply with, nor has any such notice been issued that has not been fully satisfied so as to bring the subject property into full compliance with, all Environmental Laws.

          All licenses, permits or registrations (or any extensions thereof) required under any Environmental Law for the business of the Company or any of its Subsidiaries have been obtained and the Company and its Subsidiaries, as the case may be, will be in compliance therewith, except in such instances as will not in the aggregate result in a Material Adverse Effect.

          The Company is not in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction or decree where such noncompliance, breach or default would materially and adversely affect the ability of the Company or any of its Subsidiaries to operate any real property owned or leased by them and no event has occurred and is continuing that, with the passage of time or the giving of notice or both, would constitute such noncompliance, breach or default thereunder.

          No Hazardous Substance has been Released (as such term is defined in CERCLA) (and no oral or written notification of such Release has been filed) (whether or not in a reportable or threshold planning quantity) at, on or under any property owned or leased by the Company, or to be acquired or leased by the Company or any of its Subsidiaries, during the period of the Company's or any of its Subsidiaries' ownership or lease of such property, or at any time previous to such ownership or lease, under conditions that require remedial action under applicable Environmental Laws, no property now or previously owned or leased by the Company or any of its Subsidiaries has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances to any site at which a Hazardous Substance has been released, or which is listed, or proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar Federal, state or foreign list of sites requiring investigation or cleanup. The Company is not aware of any event, condition or circumstance involving environmental pollution or contamination, or employee safety or health relating to the use or handling of, or exposure to, Hazardous Substances, that could result in a Material Adverse Effect.

     10M. ERISA. Neither the Company nor any ERISA Affiliate maintains or has an obligation to contribute to any Pension Plan or any Multiemployer Pension Plan. Neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC (other than annual premiums due to the PBGC), a Pension Plan under Title IV of ERISA or a Multiemployer Pension Plan under Title IV of ERISA. The execution and delivery by the Company of this Agreement and the purchase and delivery of the Securities will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The Company has no Pension Plans or other employee benefit plan covered by ERISA.

     10N. POSSESSION OF FRANCHISES, LICENSES, ETC. The Company possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, that are necessary for the ownership, maintenance and operation of its properties and assets, except where the failure to be in such compliance would not have a Material Adverse Effect, and the Company is not in violation of any thereof in any material respect.

     10O. PATENTS, E C. The Company owns or has the right to use all patents, trademarks, service marks, trade names, copyrights, industrial designs, licenses and other rights, free from non-customary burdensome restrictions, which are necessary for the operation of its business substantially as presently conducted. To the Company's knowledge, no product, process, method, substance, part or other material presently sold by or employed by the Company in connection with its business infringes any patent, trademark, service mark, trade name, copyright, industrial design, license or other right owned by any other Person. No claim or litigation is pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries contesting their right to sell or use any such product, process, method, substance, part or other material which would prevent, inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, the Company or any of its Subsidiaries, or otherwise have a Material Adverse Effect.

     10P. HOLDING COMPANY AND INVESTMENT COMPANY STATUS. The Company is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     10Q. GOVERNMENTAL CONSENTS. Neither the nature of the Company nor any of its businesses or properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the offer, issue, sale or delivery of the Securities being purchased by the Investors hereunder is such as to require on behalf of the Company or any of its Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution, delivery and performance of this Agreement, the other Related Documents, the offer, issue, sale or delivery of the Securities being purchased hereunder, the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock or fulfillment of or compliance with the terms and provisions hereof or the Securities being purchased hereunder, except for such filings or consents all of which have been heretofore made or obtained.

     10R. INSURANCE COVERAGE. The business and properties of the Company are insured for the benefit of the Company in amounts deemed adequate by the Company's management against risks usually insured against by Persons operating businesses similar to those of the Company in the localities where such properties are located.

     10S. SUBSIDIARIES. The Company has no Subsidiaries.

     10T. DISCLOSURE. This Agreement and the other Related Documents, and the other documents, certificates and written statements furnished to the Investors by the Company or on behalf of the Company by its officers or directors in connection herewith or therewith do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading

     10U. RELATED PARTY TRANSACTIONS. Except as described on Schedule 10U, no current or former stockholder, director, officer of the Company, nor any "Associate" (as defined in Rule 405 promulgated under the Securities Act)
     of any such  Person,  is  presently,  directly  or  indirectly  through his affiliation with any other Person, a party to any transaction with the Company and any Subsidiary providing for the furnishing of services by or to, or rental of real or personal property from or to, or otherwise requiring cash payments to or by any such Person. Except as described on
     Schedule 10U, in addition, there is no current relationship or transaction, or presently contemplated relationship or transaction, involving the Company and any Subsidiary which is described in Item 404 of Regulation S-K promulgated under the Securities Act (but for purposes of this representation not limited by any dollar amount).

     10V. Registration Rights. Except as contemplated by the Registration Rights Agreement and the Blue Chip Agreement, no Person has the right to cause the Company or any of its Subsidiaries to effect the registration under the Securities Act of any shares of Common Stock or any other securities (including debt securities) of the Company or any of its Subsidiaries.

     10W. ABSENCE OF FOREIGN OR ENEMY STATUS. The Company is not (i) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9193, as amended, of the President of the United States of America within the meaning of said Executive Orders, as amended, or of any regulation issued thereunder, or a "national" of any "designated foreign country" within the meaning of the Foreign Assets Control regulations, 31
     CFR, Part 500, as amended, or of the Cuban Assets Control Regulations, 31 CFR, Part 515, as amended, of the United States Treasury Department, or
     (ii) an "Iranian entity" or a "person subject to the jurisdiction of the United States" in which an "Iranian entity" has any "interest" within the meaning of the Iranian Assets Control Regulations, 31 CFR, Part 535, as amended.

     10X. AGREEMENTS WITH AFFILIATES. The Company is not a party to any contract or agreement with, or any other commitment to, an Affiliate of the Company.

     10Y. CONVERTIBLE PREFERRED STOCK AND EQUITY OF THE COMPANY. As of the Closing Date, upon conversion of the Convertible Preferred Stock held by the Investors, the shares of Common Stock obtained through such exercise would represent in the aggregate sixteen percent (16%) of the Fully Diluted Outstanding Shares of the Company's Common Stock (such percentage, the "INITIAL EQUITY PERCENTAGE").

11. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor represents and warrants that it is acquiring the Securities to be purchased by it hereunder for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act; PROVIDED, HOWEVER, that nothing herein contained shall prevent the Investors from selling or transferring any Securities in any transaction that, in the opinion of their special counsel, is exempt from the registration provisions of the Securities Act and applicable state securities laws; PROVIDED, FURTHER, that the Company shall be an addressee of such opinion. The fees and expenses of counsel in connection with any transfer opinion shall be borne by the Company. In addition, each Investor represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement and that this Agreement has been duly authorized, executed and delivered by a Person authorized to do so. Each Investor represents and warrants that this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws or by the application of principles of equity. In addition, each Investor represents and warrants that it is an "accredited investor" as defined in Rule 501 of the General Rules and Regulations under the Securities Act.

12. DEFINITIONS. For the purpose of this Agreement, and in addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings. In addition, all terms of an accounting character not specifically defined herein shall have the meanings assigned thereto by accounting principles generally accepted in the United States of America.

     "AFFILIATE" shall mean with respect to any Person, a Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. The Investors shall not be deemed to be an Affiliate of the Company or any of its Subsidiaries.

     "BANKRUPTCY LAW" shall mean any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect.

     "BLUE CHIP AGREEMENT" shall mean that Agreement, dated as of December ___, 1997, by and among the Company, Blue Chip/Datalinc Corporation, a Delaware corporation, Integrated Communication Networks, Inc., a Florida corporation Datalinc, John F. Kolenda and Mark J. Gianinni.

     "BUSINESS" shall mean the business and operations of the Company and its Subsidiaries, and their predecessors, including, without limitation, [(i) providing communication services and (ii) developing equipment and software for use in communications networks.]

     "BUSINESS DAY" shall mean any day which is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

     "CAPITAL LEASE" shall mean any lease of any Property (whether real, personal, or mixed) that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of the lessee.

     "CAPITALIZED LEASE OBLIGATIONS" of any Person means all obligations of such Person, as lessee, under leases which should, in accordance with GAAP, be recorded as Capital Leases.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 ET SEQ.), and any regulations promulgated thereunder.

     "CERTIFICATE OF DESIGNATION" shall have the meaning set forth in paragraph 1B.

     "CHANGE OF CONTROL" shall mean at any time,

          (a) the acquisition or holding by

               (i) any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) other than the Investors, or

               (ii) related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing
               Date) other than Investors constituting such a group, of legal and/or beneficial ownership of more than 30% of the Common Stock of the Company outstanding at such time (excluding for such purpose persons who own shares through any employee benefit plan of the Company in connection therewith);

          (b) all or substantially all of the assets of the Company are sold or otherwise transferred, in a single transaction or in a series of related transactions, to any other Person;

          (c) any merger, consolidation or other similar transaction of, or in respect of, the Company which results in the failure by the owners of Common Stock on the losing Date to, directly or indirectly in the aggregate, maintain beneficial ownership and voting control of at least fifty percent (50%) of the outstanding Common Stock of the surviving entity in such merger, consolidation or similar transaction; or

          (d) any liquidation or dissolution of the Company,  or action taken by
          the  Board  of  Directors  of  the  Company  to  authorize   any  such
          liquidation or dissolution.

          Any transaction permitted under the provisions of paragraph 7H hereof shall not constitute a "Change of Control."

     "CHANGE OF CONTROL EVENT" shall mean the earlier of the occurrence of a Change of Control or the Company acquiring knowledge of a pending Change of Control.

     "CHANGE OF CONTROL PUT RIGHT" shall have the meaning set forth in paragraph 5A.

     "CLOSING" shall have the meaning set forth in paragraph 2B.

     "CLOSING DATE" shall have the meaning set forth in paragraph 2B.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMISSION"   shall  mean  the  United  States   Securities  and  Exchange
     Commmission.

     "COMMON STOCK" shall mean the shares of Common Stock, no par value per share, of the Company.

     "COMPANY" shall have the meaning specified in the preamble.

     "CONVERTIBLE PREFERRED STOCK" shall have the meaning specified in paragraph 1B.

     "DATALINC" shall mean Datalinc, Ltd., a Florida limited partnership.

     "DEFAULT" SHALL MEAN ANY OF THE EVENTS SPECIFIED IN SECTION 9 HEREOF, WHETHER OR NOT ANY REQUIREMENT FOR THE GIVING OF NOTICE, THE LAPSE OF TIME, OR BOTH, OR ANY OF THESE CONDITIONS, EVENT OR ACT HAS BEEN SATISFIED.

     "DEFAULT NOTICE" shall have the meaning specified in paragraph 8B(1)(b).

     "ENVIRONMENTAL LAWS" shall have the meaning specified in paragraph 6Q

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA AFFILIATE" shall mean each trade or business (whether or not incorporated) which together with the Company or a Subsidiary would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

     "EVENT OF DEFAULT" shall mean any of the events specified in Section 9, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

     "EXCHANGE ACT REGISTRATION STATEMENT" shall have the meaning specified in paragraph 6L.

     "FAIR MARKET VALUE" shall have the meaning specified in paragraph 5D.

     "FASTCOM" shall mean Fastcom, Ltd., a Florida limited partnership.

     "FINANCING AGREEMENTS" shall mean all agreements, instruments and documents, including, without limitation, any agreement evidencing Senior Debt and all security agreements, loan agreements, promissory notes, letter of credit applications, guarantees, mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements, intercreditor agreements, and all other written matter whether heretofore, now, or hereafter executed by or on behalf of the Company or its Subsidiaries and delivered to any bank and between the Company and any bank, together referred to therein or contemplated thereby.

     "FULLY DILUTED OUTSTANDING SHARES" shall mean, when used with reference to Common Stock on any date of determination, all shares of Common stock or any other capital stock of the Company Outstanding at such date and all shares of Common Stock or any other capital stock of the Company issuable in respect of the Convertible Preferred Stock issued pursuant to this Agreement and any other outstanding warrants, options or convertible securities.

     "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "GOVERNMENTAL AUTHORITY" shall mean any governmental agency, authority, instrumentality or regulatory body, other than a court or other tribunal, in each case whether federal, state, local or foreign.

     "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

     "GUARANTY" shall mean, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of another Person, including, without limitation, by means of an agreement to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to maintain financial covenants, or to assure the payment of such Indebtedness by an agreement to make payments in respect of goods or services regardless of whether delivered or otherwise, PROVIDED THAT the term "Guaranty" shall not include endorsements for deposit or collection in the ordinary course of business; and such term when used as a verb shall have a correlative meaning.

     "HAZARDOUS SUBSTANCES" shall have the meaning specified in paragraph 6Q.

     "INDEBTEDNESS" shall mean (without duplication), for any person, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within ninety (90) days after the original invoice date; (b) indebtedness of the kind described in clause
     (a) of this definition which is secured by (or for which the holder of such Indebtedness has any existing right, contingent or otherwise, to be secured
     by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) Capitalized Lease Obligations of such Person; (d)
     obligations under direct or indirect Guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred in clauses (a) through (c) above, including without limitation, (i) any endorsement not for collection in the ordinary course of business or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guaranty in respect of any such Indebtedness; (ii) any agreement (1) to purchase, or to advance or supply funds for the payment or purchase of, any such Indebtedness, (2) to purchase, sell, or lease property, products, materials, supplies, transportation, or services, in order to enable such Person to pay any such Indebtedness or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials, supplies, transportation, or services or (3) to make any loan, advance, or capital contribution to, or other investment in, or to otherwise provide funds to or for, such other Person in order to enable such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital, or other balance sheet condition in respect of any such obligation; and (iii) obligations under surety, appeal, or custom bonds; (e) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA; and (f) debt obligations incurred in connection with the mandatory redemption of securities pursuant to their terms.

     "INDEMNITEE" shall have the meaning specified in paragraph 6Q.

     "INITIAL EQUITY PERCENTAGE" shall have the meaning specified in paragraph 10Y.

     "INTANGIBLE ASSETS" shall mean goodwill, business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, registrations, copyrights, licenses, franchises, customer lists, co-op memberships, guarantee claims, organization costs, loan costs, tax refunds, tax refund claims, customs claims, brand , leasehold interests and easements and contract rights and similar intangible assets which have no material realizable value.

     "INTEREST EXPENSE" shall mean, for any period, total interest expense, whether paid or accrued (including the interest component of Capital
     Leases), of the Company and its Subsidiaries for such period, all as determined in conformity with GAAP.

     "INTEREST NOTES" shall have the meaning specified in paragraph 1A.

     "INVESTMENT" shall mean any stock, partnership or joint venture interest or other security, any loan, Guaranty, advance, contribution to capital, any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business), and any purchase or commitment or option to purchase stock or other securities of or any interest in another Person or any integral part of any business or the assets comprising such business or part thereof whether existing on the date of this Agreement or hereafter made.

     "INVESTOR PARTIES" shall have the meaning set forth in paragraph 6M.

     "INVESTORS" shall have the meaning set forth in the preamble.

     "LIABILITIES" shall mean any and all liabilities, obligations and indebtedness of the Company to any bank of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owned, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations of performance) and whether arising or existing under any bank debt agreement or any of the other Financing Agreements, or by operation of law.

     "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any ease in the nature thereof and the filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction.

     "MARGIN STOCK" shall have the meaning set forth in paragraph 10K.

     "MARKET PRICE" shall have the meaning set forth in paragraph 5E.

     "MATERIAL ADVERSE EFFECT" shall mean (i) a material adverse effect on the business, condition (financial or other), assets, properties, rights or operations of the Company and its Subsidiaries taken as a whole or (ii) any effect which could materially adversely affect the ability of the Company or its Subsidiaries to perform their respective obligations under any of the Related Documents.

     "MULTIEMPLOYER PENSION PLAN" shall mean any multiemployer plan, as defined in Section 4001 of ERISA and subject to Title IV of ERISA, which the Company, any Subsidiary or any ERISA Affiliate has an obligation to make contributions (or has had an obligation to make contributions during the five calendar years preceding the Closing) for the employees of the Company, any of its Subsidiaries, or any ERISA Affiliates.

     "NASDAQ"  shall  mean  the  National   Association  of  Securities  Dealers
     Automated Quotations system.

     "NET WORTH" shall mean all amounts (without duplication) which, in accordance with GAAP, are included under shareholders equity on an audited consolidated balance sheet of the Company and its Subsidiaries.

     "NOTE PUT RIGHT" shall have the meaning set forth in paragraph 4J.

     "OFFICER'S CERTIFICATE" of a Person shall mean a certificate of the President, one of the Vice Presidents or the Treasurer or Controller of such Person.

     "OUTSTANDING" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor entity thereto.

     "PENSION PLAN" shall mean any single-employer plan, as defined in Section 4001 of ERISA and subject to Title IV of ERISA, which is maintained or contributed to (or previously maintained or contributed to during the five calendar years preceding the Closing) for employees of the Company, any of its Subsidiaries or any ERISA Affiliates.

     "PERMITTED INVESTMENTS" shall mean (i) direct obligations of the United States, or obligations guaranteed as to principal and interest by the United States government, (ii) bankers' acceptances and certificates of deposit issued by any bank or any other bank or trust company or, in the case of any subsidiary bank of a bank holding company, bank holding company, having capital, surplus and undivided profits of at least $500,000,000, the short-term deposits of which are given an A1 or P1 rating by Standard & Poor's Rating Group or Moody's Investors Service, Inc., as applicable, (iii) obligations of any bank or trust company or bank holding company described in clause (ii) above, in respect of the repurchase of obligations of the type described in clause (i) hereof, provided that such repurchase obligations shall be fully secured by obligations of the type described in said clause (i) and the possession of such obligations shall be transferred to, and segregated from other obligations owned by, and any such bank's trust company or bank holding company, (iv) commercial paper given a rating of A1 or P1 by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., as applicable and (v) money market funds organized under the laws of the United States or any state thereof that invest substantially all of their assets in any of the types of investments described in clauses (i), (ii), (iii) or (iv); PROVIDED, HOWEVER, that no such investment shall have a maturity longer than 270 days from the date of acquisition by the Company or any Subsidiary.

     "PERSON" shall mean and include an individual, partnership, corporation (including a business trust), a limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity, or a government, or any political subdivision or agency of any of the foregoing.

     "PIK DATE" shall have the meaning specified in paragraph 1A.

     "PRO RATA SHARE" shall have the meaning specified in paragraph 6T(a).

     "PROPERTY" shall mean any interest or right in any kind of property or asset, whether real, personal or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.

     "PUBLIC OFFERING" shall mean the closing of a public offering of securities pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with a business acquisition or an employee benefit plan.

     "PUBLIC  OFFERING  PUT RIGHT" shall have the meaning set forth in paragraph
     5B.

     "PURCHASE MONEY DEBT" shall mean debt of the company and any Subsidiary incurred to finance an acquisition of assets which is secured by a Purchase Money Security Interest.

     "PURCHASE MONEY SECURITY INTEREST" shall mean a purchase money security interest within the meaning of Section 9-107 of the New York Uniform Commercial Code, as in effect on the date hereof.

     "PUT NOTICE" shall have the meaning specified in paragraph 5C.

     "PUT OPTION" closing shall have the meaning specified in paragraph 5C.

     "PUT RIGHT" shall have the meaning specified in paragraph 5A.

     "QUALIFYING PUBLIC OFFERING" shall mean the sale by one or more Persons in an underwritten offering registered under the Securities Act of any equity securities of the Company (or its successor) which results in aggregate gross proceeds from such sales (before underwriters' discounts and selling commissions) to the Company greater than or equal to $15,000,000.

     "QUICK RATIO" shall mean, with respect to the Company and its Subsidiaries on a consolidated basis, (a) the sum of (i) cash, (ii) marketable securities and (iii) accounts receivable, divided by (b) current liabilities, each as determined in accordance with GAAP.

     "REGISTRATION   RIGHTS  AGREEMENT"  shall  mean  the  Registration   Rights
     Agreement between the Company and the Investors in the form of Exhibit D attached hereto.

     "RELATED DOCUMENTS" shall mean this Agreement, the Senior Subordinated Notes, the Securityholders Agreement, the Registration Rights Agreement and the Certificate of Designation.

     "RELEASED" shall have the meaning set forth in paragraph 10L.

     "REORGANIZATION   AGREEMENT"   shall  mean  the   Agreement   and  Plan  of
     Reorganization, dated as of August 26, 1997, by and among Datalinc, Fastcom and the Company.

     "REPAYMENT DATE" shall have the meaning set forth in paragraph 4C.

     "REPORTABLE EVENT" shall mean an event described in Section 4043(c) of ERISA with respect to which the 30-day notice requirement has not been waived by the PBGC.

     "RESTRICTED PAYMENT" by any Person shall mean (i) any dividend or other distribution on any shares of the capital stock (other than dividends or distributions payable solely in shares of such capital stock) of such Person, and (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the capital stock of such Person or (b) any option, warrant, convertible or exchangeable security (except the Convertible Preferred Stock) or other right to acquire shares of the capital stock of such Person.

     "SECURITIES" shall mean "securities" as defined in Section 2( ) of the Securities Act and includes, with respect to any Person, such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests.

     "SECURITIES" shall have the meaning set forth in paragraph 1B.

     "SECURITIES ACT" shall mean the United States Securities Act of 933, as amended.

     "SECURITYHOLDERS   AGREEMENT"  shall  mean  the  Securityholders  Agreement
     between the Company, certain shareholders thereof and the Investors in the form of Exhibit E hereto.

     "SENIOR DEBT" shall mean all obligations (whether now outstanding or hereafter incurred) for the payment of which the Company or any Subsidiary thereof is responsible or liable as obligor, guarantor or otherwise in respect of the principal, premium (if any), and unpaid interest on and all other amounts due with respect to (i) debt under one or more bank
     agreements   and  (ii)  all  renewals  and  extensions  of  any  such  bank agreements; PROVIDED, HOWEVER, that the following shall not constitute Senior Debt: (a) Indebtedness evidenced by the Senior Subordinated Notes or any extension or refunding thereof, (b) Indebtedness which is expressly made equal in right of payment with the Senior Subordinated Notes or subordinate and subject in right of payment to the Senior Subordinated Notes or (c) Indebtedness which purports to be senior to subordinated debt, including the Senior Subordinated Notes, but subordinate to the Indebtedness described in the first sentence hereof.

     "SENIOR DEBT AGREEMENT" shall mean any agreement evidencing Senior Debt.

     "SENIOR DEBT COVENANT DEFAULT" shall have the meaning set forth in paragraph 8B(1)(b).

     "SENIOR SUBORDINATED  NOTES" shall have the meaning  specified in paragraph
     1A.

     "SUBORDINATED DEBT" shall have the meaning specified in paragraph 8A.

     "SUBSIDIARY" as to any Person shall mean a corporation or other entity of which shares or similar stock having ordinary voting power to elect a majority of the board of directors or other managers of such corporation or entity are at the time owned, directly or indirectly, through one or more intermediaries, by such Person. Except as otherwise expressly indicated herein, references to Subsidiaries shall mean any Subsidiaries of the Company.

     "TAX EXPENSE" shall mean, for any period, total federal and state income taxes, before adjustment for extraordinary items, as shown in the financial statements of the Company and its Subsidiaries for such period, all as determined in conformity with GAAP.

     "UCC" shall mean the Uniform Commercial Code as adopted in the State of New York.

     "WHOLLY OWNED" shall mean with respect to any designated Person that all of the shares or similar stock having ordinary voting power to elect the board of directors and Indebtedness in respect of borrowing of such Person is owned by the specified Person or by one or more wholly owned subsidiaries of such specified Person, or both.

13. MISCELLANEOUS.

     13A. HOME OFFICE PAYMENT. The Company agrees that, so long as the Investors shall hold any Senior Subordinated Note, it will make payments of principal of and interest on such Senior Subordinated Notes not later than 12:00 noon, New York time, on the date such payment is due, by transfer of immediately available funds for credit to the Investors. Such payments shall be made to the account of the Investors specified on the attachments to the signature pages hereto or such other account in the United States as the Investors may designate in writing, notwithstanding any contrary provision contained herein or in the Senior Subordinated Notes or in the Articles of Incorporation of the Company with respect to the place of payment. Dividends on the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock shall be paid to the holders thereof at the registered address of such holders as shown on the records of the Company. The Company agrees to afford the benefits of this paragraph 13A to any Person which is the registered transferee of any Security, and which, in the case of the transferee of any Senior Subordinated Note, has made the same agreement relating to such Senior Subordinated Note as the Investors have made in this paragraph 13A.

     13B. INDEMNIFICATION. The Company agrees to pay, and save the Indemnitees harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with the transactions and other agreements and instruments contemplated by this Agreement, including all taxes, together in each case with interest and penalties, if any, and any income tax payable by the Indemnitees in respect of any reimbursement of amounts payable pursuant to this paragraph 13B (but not if such income tax is payable by an Indemnitee solely because it has deducted from income the expenses so reimbursed to it), which may be payable in respect of the execution and delivery of this Agreement including reasonable fees, expenses and disbursement of counsel incurred in connection with the preparation and negotiation of this Agreement, any other agreement or instrument to be executed and delivered in connection with this Agreement, any subsequent modification hereof or thereof or consent hereunder or thereunder (regardless of whether any such modifications or consent becomes effective) or the execution, delivery or acquisition of Senior Subordinated Note or capital stock issued under or pursuant to this Agreement, printing, reproduction and similar costs, and the reasonable cost and expenses, including reasonable attorneys' fees, incurred by any Indemnitee in enforcing any of its rights hereunder or thereunder, including without limitation reasonable costs and expenses incurred in any bankruptcy case
     (including reasonable fees and expenses of the Indemnitee's counsel in connection with such bankruptcy case). The fees of counsel to the Investors incurred in connection with the preparation and negotiation of this Agreement shall be paid as follows: (i) $[_________] was paid on October ___, 1997 and (ii) the balance of such fees of counsel to be paid (A) at the Closing or (B) within 10 days of the submission by the Investors of an appropriate accounting if the transactions hereby contemplated are not consummated. The Company agrees to indemnify the Indemnitees and hold them harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of the Indemnitees' counsel in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnitees be designated a party thereto) which may be incurred by the Indemnitees, relating to or arising out of this Agreement or the Securities or any actual or proposed use of the proceeds of the sale of Securities hereunder, provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The obligations of the Company under this paragraph 13B shall survive the transfer of any Security or shares of Common Stock issuable upon conversion of the Convertible Preferred Stock and the payment of any Senior Subordinated Note. The indemnification required by this paragraph 13B shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liabilities are incurred.

     13C. CONSENT TO AMENDMENTS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, or take action which by the express terms of this Agreement requires the consent of the Investors, only if the Company shall have obtained the prior written consent to such amendment, action or omission to act after the Closing Date of the holders of a majority of the aggregate unpaid principal amount of the Senior
     Subordinated Notes and each holder of any Security at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 13C, whether or not such Security shall have been marked to indicate such consent, but any Security issued thereafter shall contain a reference or bear a notation referring to any such consent; PROVIDED, HOWEVER, that notwithstanding anything in this paragraph 13C to the contrary, without the prior written consent of the holder or holders of all Senior Subordinated Notes at the time outstanding, no consent, amendment or waiver to or under this Agreement shall extend or reduce the maturity of any Senior Subordinated Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to any Senior Subordinated Note, or affect the time, amount or allocation of any required or optional prepayments, or reduce the proportion of the principal amount of the Senior Subordinated Notes required with respect to any consent, amendment or waiver, or affect the provisions of Section 8 or amend the provisions of this paragraph 13C. The Company shall promptly send copies of any amendment, waiver or consent (and any request for any such amendment, waiver or consent) relating to this Agreement or the Securities to each holder of the Securities and shall consult with such holders in connection with each such amendment, consent and waiver. No course of dealing between the Company or any Subsidiary and the holder of any Security nor any delay in exercising any rights hereunder or under any Security shall operate as a waiver of any rights of any holder of such Security. As used herein and in the Securities, the term "this Agreement" and references thereto shall mean this Agreement as it may, from time to time, be amended or supplemented. Any amendments to this Agreement shall also require the consent of the Company.

     13D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF SENIOR SUBORDINATED NOTES; LOST SENIOR SUBORDINATED NOTES. The Senior Subordinated Notes are issuable as registered notes transferable by endorsement and delivery, each without coupons in denominations of $1,000 and any larger integral multiple of $1,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of the Senior Subordinated Notes. Upon surrender for registration of transfer of any registered Senior Subordinated Note at such office, the Company shall, at its expense, execute and deliver one or more replacing Senior Subordinated Notes of like tenor and of a like aggregate principal amount which replacing Senior Subordinated Notes shall be registered Senior Subordinated

     Notes. At the option of the holder of any Senior Subordinated Note such Senior Subordinated Notes may be exchanged, for other Senior Subordinated Notes of any authorized denominations, of a like tenor and of a like aggregate principal amount, upon surrender of the Senior Subordinated Note to be exchanged at the office of the Company. Whenever any Senior Subordinated Notes are so surrendered for exchange, the Company shall execute and deliver, at its expense, the Senior Subordinated Notes which the holder thereof making the exchange is entitled to receive. Every Senior Subordinated Note presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Senior Subordinated Note, or his attorney duly authorized in writing. Any Senior Subordinated Notes issued in exchange for or upon transfer shall carry the rights to unpaid interest and interest to accrue which were carried by the Senior Subordinated Notes so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from any Investor or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Senior Subordinated Note held by an Investor and, in the case of any such loss, theft or destruction, upon receipt of its unsecured indemnity agreement, or other indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Senior Subordinated Note, the Company will make and deliver a replacement
     Senior Subordinated Note of like tenor, in lieu of such lost, stolen, destroyed or mutilated Senior Subordinated Note.

     13E. PROVISIONS APPLICABLE IF ANY OF THE SECURITIES ARE SOLD. The parties acknowledge that, subject to compliance with applicable securities laws, the Investors shall be free to transfer the Securities without restriction. In the event that the Investors should sell or otherwise transfer any of the Securities or any part thereof to any Person other than the Company, if any Security shall have been transferred to another holder and such holder shall have designated in writing the address to which communications with respect to Security shall be mailed, all notices, certificates, requests, statements and other documents required to be delivered to the Investors by any provision hereof by reason of the holding of the transferred Security shall also be delivered to such holder at such address.

     13F. RESTRICTIVE LEGENDS. Each Senior Subordinated Note shall bear the following (or substantially equivalent) legend on the face or reverse side thereof:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and the securities may not be sold, transferred or otherwise disposed of in the absence of such registration or an exemption therefrom under said Act and such laws and the respective rules and regulations thereunder."

     In addition, the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock shall bear at the time of issuance a legend in substantially the form set forth above and any legend required by the state securities or "Blue Sky" laws of any state in which a registered holder thereof is resident, unless such shares have been registered under the Securities Act.

     13G. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer, in compliance with the terms of this Agreement, the Company may treat the Person in whose name any Security is registered as the owner and holder of such Security for the purpose of receiving payment of principal of (and premium, if any) and interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and the Company shall not be affected by notice to the contrary.

     13H. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Investors or on their behalf.

     13I. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, all covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors transferees and assigns of the parties hereto whether so expressed or not and for greater certainty, a purchaser of Convertible Preferred Stock from any holder of Convertible Preferred Stock will be entitled to the benefits of this Agreement and the Company shall be deemed to have received express notice in writing of any such assignment by a request for registration of the Convertible Preferred Stock in the name of a subsequent purchaser.

     13J. NOTICES. All communications provided for hereunder shall be sent by first class mail, overnight courier or by fax with hard copy by first class mail or overnight courier and, if to the Investors, addressed to the Investors in the manner (except as otherwise provided in paragraph 13A with respect to payments of principal of (and premium, if any) and interest on the Senior Subordinated Notes) in which its address appears on the signature page hereof, with a copy to William J. Grant, Esq., at Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4677, telecopy number (212) 821-8111, if to the Company, addressed to it at 1641 Commerce Avenue, North, St. Petersburg, Florida 33716 Attention: President, or to such other address with respect to any party as such party shall notify the other in writing, and (unless otherwise specified herein) shall be deemed received 24 hours after it is sent if sent via facsimile (with receipt confirmed) or overnight courier; PROVIDED, HOWEVER, that any such communication to the Company may also, at the option of the Investors, be either delivered to the Company at its address set forth above or to any executive officer of the Company, as applicable .

     13K. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     13L. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS BEING DELIVERED AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERN D BY, THE LAW OF SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES THEREOF. THIS AGREEMENT IS EFFECTIVE ONLY WHEN DELIVERED AND ENTERED INTO BY THE INVESTORS IN NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE

     BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN PARAGRAPH 13J, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INVESTORS OR ANY HOLDER OF A SECURITY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     13M. DELAY FEES. If the Closing shall not actually occur on any date on which the Closing is scheduled to occur, and the Company shall have failed to notify each Investor prior to 10:00 A.M. local time, in the place in which an Investor is located, on the day prior to such scheduled Closing that  such  Closing  has been  postponed,  the  Company  shall  pay to each
     Investor (as compensation for such Investor's loss of fund and administrative costs) an amount equal to interest on the purchase price for the Securities to have been purchased by each such Investor on such scheduled date at such Closing, at the rate per annum on the Senior Subordinated Notes as if the Senior Subordinated Notes had been issued on the scheduled date of Closing, for each day from and including such scheduled date of Closing to but not including the earlier of the date on which such Closing actually occurs or the date on which the amount to be paid by each such Investor as said purchase price is available to such Investor for reinvestment, but in any case not less than one day's interest; PROVIDED, HOWEVER, that the Company shall not owe any Investor any amount under this paragraph 13M if the Company has fulfilled all of its obligations under this Agreement and such Investor is not willing or able to fulfill its obligations on the scheduled date of Closing.

     13N. REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Company or any holder of Securities, the Company, or any holder of Securities (or any of them), as applicable, may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. Without limitation of the foregoing, the Company agrees that failure to comply with any of the covenants including, without limitation, those included in paragraphs 6A, 6B, 6C, 6F, 6L, 6M 6N, 6O and 6Q and those in respect of the Senior Subordinated Notes will cause irreparable harm and that specific performance shall be available in the event of any breach thereof. The Company, or an Investor acting pursuant to this paragraph 13N, shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses) in accordance with paragraph 13B.

     13O. ENTIRE AGREEMENT. This Agreement, the other Related Documents and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     13P. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13Q. AMENDMENTS. This Agreement may not be changed orally, but (subject to the provisions of paragraph 13C) only by a agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     13R. PAYMENT DATE. Notwithstanding any provision of this Agreement to the contrary, any payment on account of principal of (and premium, if any) or interest on any Senior Subordinated Note which is due on a date which is not a Business Day shall be paid on the next succeeding Business Day, and the amount of interest included in any such payment shall be computed to the date on which such payment is actually made.

     13S. WAIVER OF TRIAL BY JURY. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT REFERRED TO HEREIN AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE OPTION OF ANY INVESTOR AS THE CASE MAY BE, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     13T. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and it shall no be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    THRUCOMM, INC.



                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________

INVESTORS:

The foregoing Agreement is hereby accepted as of the date first above written.




DECLARATION OF TRUST
FOR DEFINED BENEFIT PLANS
OF ICI AMERICAN HOLDINGS INC.

c/o Pecks Management Partners Ltd.
One Rockefeller Plaza
New York, New York  10020
Attention:  Robert J. Cresci

By:  Pecks Management Partners Ltd.,
     Its Investment Adviser

By:_____________________________               Principal Amount of Senior
   Robert J. Cresci                            Subordinated Notes: $1,720,000
   Managing Direcr                             275,200 shares of
                                               Convertible Preferred Stock

Tax ID Number: 043-171-204

Nominee:  NORTHMAN & CO.

IN OF TRUST
FOR DEFINED BENEFIT PLANS
OF ZENECA HOLDINGS INC.

c/o Pecks Management Partners Ltd.
One Rockefeller Plaza
New York, New York  10020
Attention:  Robert J. Cresci

By:  Pecks Management Partners Ltd.,
     Its Investment Adviser


By:_________________________                     Principal Amount of Senior
   Robert J. Cresci                              Subordinated Notes: $1,270,000
   Managing Director                             203,200 shares of
                                                 Convertible Preferred Stock

Tax ID Number: 042-809861


Nominee:  FUELSHIP & COMPANY

Bank:  State Street Bank & Trust Company
       One Enterprise Drive
       Solomon Willard Building, 4A
       North Quincy, MA  02171

ABA Routing Number:  0110-00028

Account Number:  JG10 DDA 34758508
for Master Trust/State Street
Bank and Trust Company
Boston, MA  02101
BNF: Zeneca Holdings

Physical Delivery
Via Federal Express:  State Street Bank & Trust Company
                      225 Franklin Street
                      Incoming Securities, Concourse Level
                      Boston, MA  02 01
                      Attn: David Kay














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                          Account Name: Zeneca Holdings
                                   Acct.# JG10























































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The foregoing Agreement is hereby accepted as of the date first above written.

DELAWARE STATE EMPLOYEES'
RETIREMENT FUND

c/o Pecks Management Partners Ltd.
One Rockefeller Plaza
New York, New York  10020
Attention:  Robert J. Cresci

By:  Pecks Management Partners Ltd.,
     Its Investment Adviser


By:________________________                      Principal Amount of Senior
   Robert J. Cresci                              Subordinated Notes: $6,275,000
   Managing Director                             1,004,000 shares of
                                                 Convertible Preferred Stock

Tax ID Number: 516-00-0279


Nominee:  NAP & COMPANY

Bank:  Mercantile Safe Deposit & Trust Company
       2 Hopkins Plaza
       Baltimore, MD  21201
       Attn:  Isabelle Corbett

ABA Routing Number:  052-000618

Account Number:  214380-8 for State of Delaware account.

Physical Delivery:  Mercantile Safe Deposit & Trust Company
                    2 Hopkins Plaza
                    Baltimore, MD  21201
                    Attn:  Connie Philpot





















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The foregoing Agreement is hereby accepted as of the date first above written.

J.W. MCCONNELL FAMILY FOUNDATION

c/o Pecks Management Partners Ltd.
One Rockefeller Plaza
New York, New York  10020
Attention:  Robert J. Cresci

By:  Pecks Management Partners Ltd.,
     Its Investment Adviser


By:_____________________________                 Principal Amount of Senior
   Robert J. Cresci                              Subordinated Notes: $735,000
   Managing Director                             117,600 shares of
                                                 Convertible Preferred Stock

Tax ID Number: 015-7859-03


Nominee:  HARE & CO

Bank:  Royal Trust Corporation of Canada
       Royal Trust Tower, 10th Floor
       777 King Street West
       Toronto, Ontario M5W1P9

ABA Routing Number:  021000018
Bank of New York
BK of NY/CUST

Account Number:  Royal Trust, #298324

Physical Delivery:  The Bank of New York
                    1 Wall Street, 5th Floor
                    New York, NY 10286
                    Attn:  Special Processing Department

Re:  Account #298324

















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